                                                                   EXHIBIT 10.41


                               1994 RESTATEMENT
                           FISHER-PRICE PENSION PLAN

                                 OFFICIAL TEXT
                           effective January 1, 1989

                   (Composite Copy through Fifth Amendment)

                               TABLE OF CONTENTS
                               -----------------

                                                                                              PAGE
                                                                                              ----
ARTICLE 1  NAME, EFFECTIVE DATE AND DEFINITIONS...........................................      5

 Section 1.1.  Name.......................................................................      5
 Section 1.2.  Effective Dates............................................................      5
 Section 1.3.  Plan Year..................................................................      5
 Section 1.4.  Definitions................................................................      5
 Section 1.5.  Rights of Employees and Obligations of Company.............................      9

ARTICLE 2  ELIGIBILITY FOR PARTICIPATION..................................................      9

 Section 2.1..............................................................................      9
     (a)  Eligibility for Participation Prior to July 1, 1991.............................      9
     (b)  Eligibility for Participation After December 31, 1994...........................      9
     (c)  Eligibility for Participation After March 31, 2000..............................     10
     (d)  Resumption by Non-Vested Employee with Forfeiture Period of Severance...........     10
     (e)  Regular Employees; Changes in Status............................................     10
 Section 2.2.  Termination and Resumption of Participation................................     11
 Section 2.3.  Transfers Prior to Spin-Off Date...........................................     11
     (a)  Transfer to Division............................................................     11
     (b)  Transfer from Division..........................................................     11
 Section 2.4.  Service with and Transfers Involving Affiliated Corporations...............     11
     (a)  Service with Affiliated Corporations............................................     11
     (b)  Transfer of Employment..........................................................     12
     (c)  Change to Eligible Status.......................................................     12
     (d)  Change from Eligible Status.....................................................     12
     (e)  Subsidiary......................................................................     12

ARTICLE 3  RETIREMENT BENEFITS............................................................     12

 Section 3.1.  Normal Retirement..........................................................     12
 Section 3.2.  Deferred Retirement........................................................     13
 Section 3.3..............................................................................     13
     (a)  Accrued Monthly Pension Benefit.................................................     13
          (1)  Accrued Benefit on December 31, 1986.......................................     13
          (2)  Profit Sharing Annuity Increase............................................     13
          (3)  Accrued Benefit for Plan Years Beginning on and after January 1, 1987......     13
          (4)  1990 Retirement Incentive..................................................     15
          (5)  1998 Retirement Incentive..................................................     15
          (6)  2000 Retirement Incentive..................................................     15
     (b)  Compensation....................................................................     15
     (c)  OBRA `93 Annual Limits..........................................................     16

 Section 3.4......................................................................             16
     (a)  Early Retirement........................................................             16
     (b)  Reduced Benefit.........................................................             16
 Section 3.5......................................................................             17
     (a)  Social Security Disability..............................................             17
     (b)  [Reserved]..............................................................             17
     (c)  Limitation on Retroactive Payment.......................................             17
     (d)  Cessation of Disability.................................................             17
 Section 3.6.  Form of Benefit Payments...........................................             17
 Section 3.7.  No Other Death Benefit.............................................             17
 Section 3.8.  Benefit Accruals for Pre-January 1, 1989 Service...................             17
 Section 3.9......................................................................             18
     (a)  Preretirement Survivor Annuity for Active Vested Participants...........             18
          (1)  Surviving Spouse...................................................             18
          (2)  Dependents.........................................................             18
     (b)  Inactive Vested Participants............................................             19
 Section 3.10.....................................................................             19
     (a)  Maximum Benefit.........................................................             19
     (b)  Further Limitation on Benefits..........................................             20
 Section 3.11.  Changes in Social Security Benefits...............................             20
 Section 3.12.  Reemployment of Retirees..........................................             20
     (a)  Regular Employment......................................................             20
     (b)  Other Employment........................................................             21
 Section 3.13.  Increase in Benefits for Retirees and Beneficiaries...............             21

ARTICLE 4  NORMAL AND OPTIONAL FORMS OF BENEFIT...................................             21

 Section 4.1......................................................................             21
     (a)  Qualified Joint and Survivor Annuity....................................             21
     (b)  Information to Be Provided Participant..................................             22
     (c)  Election Period.........................................................             23
 Section 4.2.  Life Annuity Option................................................             23
     (a)  Normal Form for Unmarried Participant...................................             23
 Section 4.3.  Ten Years Certain Option...........................................             23
 Section 4.4.  Small Benefit Cash-Outs............................................             24
     (a)  Payment of Small Benefits...............................................             24
     (b)  Direct Rollovers........................................................             24
     (c)  Eligible Rollover Distribution..........................................             24
     (d)  Eligible Retirement Plan................................................             24
     (e)  Distributee.............................................................             24
     (f)  Direct Rollover.........................................................             24
 Section 4.5.  Limitations on Benefit Distributions...............................             24

ARTICLE 5  TERMINATION OF EMPLOYMENT..............................................             25

 Section 5.1.  Nonforfeitable Interest in Accrued Monthly Pension Benefit.........             25

 Section 5.2......................................................................             26
     (a)  Years of Service........................................................             26
     (b)  Years of Service Disregarded............................................             26
     (c)  Hour of Service.........................................................             26
 Section 5.3......................................................................             27
     (a)  Form, Time and Manner of Payment........................................             27
 Section 5.4.   Payment of Small Benefits.........................................             28

ARTICLE 6  FUNDING................................................................             28

 Section 6.1.   Company Contributions.............................................             28
 Section 6.2.   Forfeitures Reduce Contributions..................................             28
 Section 6.3.   Actuarial Valuations..............................................             29

ARTICLE 7  ADMINISTRATION OF PLAN.................................................             29

 Section 7.1.   Plan Administrator................................................             29
 Section 7.2.   Named Fiduciary...................................................             29
 Section 7.3.   Claims by Employees and Participants..............................             29

ARTICLE 8  THE PENSION TRUST......................................................             29

 Section 8.1.   Continuation of Trust.............................................             29
 Section 8.2.   Source of Payments................................................             29
 Section 8.3.   Payment of Benefits and Expenses..................................             29

ARTICLE 9  RIGHT TO ALTER OR AMEND................................................             30

 Section 9.1.   Right to Alter or Amend...........................................             30
 Section 9.2.   Limitations on Power of Amendment.................................             30
 Section 9.3.   Form of Amendment.................................................             30

ARTICLE 10  TERMINATION OF PLAN AND TRUST.........................................             31

 Section 10.1.  Right to Terminate Fully Reserved.................................             31
 Section 10.2.....................................................................             31
     (a)  Continuation of Plan by Successor.......................................             31
     (b)  Merger, Consolidation or Transfer of Assets.............................             31
     (c)  Merger After Change in Control..........................................             31
 Section 10.3.  Distribution of Assets on Termination of Plan.....................             31
 Section 10.4.  Provisions to Prevent Discrimination..............................             32
     (a)  Restriction of Benefits.................................................             32
     (b)  Restrictions on Distributions...........................................             32
     (c)  Restricted Employee.....................................................             32
     (d)  Restricted Benefit......................................................             32
     (e)  Effective Date..........................................................             33

 Section 10.5.  No Further Liability..............................................             33
 Section 10.6.  Change in Control.................................................             33
     (a)  Five-Year Period........................................................             33
     (b)  Two Year Period.........................................................             33
     (c)  Definitions.............................................................             34
        (1)  Change in Control....................................................             34
        (2)  Excess Assets........................................................             35
        (3)  Conditions of Employment.............................................             36

ARTICLE 11  MISCELLANEOUS PROVISIONS..............................................             36

 Section 11.1.  New York and Applicable Federal Law Govern........................             36
 Section 11.2.  Headings for Convenience Only.....................................             36
 Section 11.3.  Rights of All Parties Determined by the Terms of the Plan.........             36
 Section 11.4.....................................................................             37
     (a)  Spendthrift Clause......................................................             37
     (b)  Qualified Domestic Relations Orders.....................................             37
 Section 11.5.  Notice to Employees...............................................             37
 Section 11.6.  No Employment Rights Created......................................             37
 Section 11.7.  Diversion from Employees Prohibited...............................             37
 Section 11.8.  Right to Judicial Accounting......................................             38
 Section 11.9.  Masculine Gender to Include Feminine and Singular to
                 Include Plural...................................................             38
 Section 11.10. Forfeiture on Account of Inability to Locate Participant or
                 Beneficiary......................................................             38
 Section 11.11. Assignment........................................................             38

ARTICLE 12  TOP-HEAVY PROVISIONS..................................................             38

 Section 12.1.  Application of Top-Heavy Rules....................................             38
 Section 12.2.  Definition of Top-Heavy Plan......................................             39
 Section 12.3.  Top Heavy Rules...................................................             40
     (a)  Nonforfeitable Benefit..................................................             40
     (b)  Minimum Accrued Monthly Pension Benefit.................................             40
     (c)  Adjustments for Super Top-Heavy Plans...................................             41

                                   ARTICLE 1

                      NAME, EFFECTIVE DATE AND DEFINITIONS
                      ------------------------------------

          Section 1.1.  Name. The Plan maintained by this instrument shall be
          -----------   ----
called "Fisher-Price Pension Plan" and is sometimes herein referred to as the "Plan".

          The funds to provide benefits under the Plan shall be held, managed, invested and disbursed in accordance with the terms of this Plan and pursuant to a separate Agreement of Trust entered into with a Trustee to fund the benefits under the Plan which agreement is hereby incorporated into this Plan by reference.

          Section 1.2.  Effective Dates. The original effective date of the Plan
          -----------   ---------------
was January 1, 1976. The effective date of the 1989 restatement was January 1, 1989, except as otherwise specifically provided. This 1994 Restatement is intended to replace the 1989 Restatement in order to meet requirements of the Internal Revenue Service in obtaining a favorable determination letter and to meet statutory and regulatory requirements adopted since the date the 1989 Restatement was executed.

          Section 1.3.  Plan Year. The "Plan Year" of the Plan and Trust is the
          -----------   ---------
twelve-month period beginning each January 1 and ending on the following December 31.

          Section 1.4.  Definitions. As used herein:
          -----------   -----------

          (a) Beginning in January, 1995, the term "Company" means Fisher-Price, Inc. and Mattel Operations, Inc. Beginning in January, 1998 the term "Company" shall also include Tyco Preschool, Inc. Notwithstanding the preceding, for purposes of Article 9, the term "Company" shall mean Fisher-Price, Inc.

          (b) "Division" means the Fisher-Price Division of The Quaker Oats Company. As of the Spin-off Date, the term "Division" shall have the same meaning as the term "Company;" as of such date, both of these terms mean Fisher-Price, Inc.

          (c) "Spin-off Transaction" means the corporate transaction whereby The Quaker Oats Company transfers assets and liabilities associated with the business of the Division to a newly formed wholly owned corporation known as Fisher-Price, Inc. following which the common stock of Fisher-Price, Inc. is subsequently distributed to the shareholders of The Quaker Oats Company.

          (d) "Spin-off Date" means the effective date of the distribution to Fisher-Price, Inc., on which assets and liabilities associated with the business of the Division are to be transferred to Fisher-Price, Inc.

          (e) "Trustee" means the trustee appointed and serving from time to time under the separate Agreement of Trust.

          (f) "Regular employee" means a common-law employee, excluding any employee who is hired on a seasonal basis or who otherwise has an irregular work schedule.

          (g) "Affiliated corporation" means any corporation which is a member of a controlled group of corporations, as defined in Section 414(b) of the Code, which includes the Company. This term shall also include any other trade or business (whether or not incorporated) which is under common control, as defined in Section 414(c) of the Code, with the Company, as well as any service organization which is a member of any affiliated service group which includes the Company and any other entity required to be aggregated with the Company pursuant to Sections 414(m) and (o) of the Code.

          (h) "Covered compensation" for each Plan Year means the average (without indexing) of the taxable wage bases in effect for each calendar year during the 35-year period ending with the current Plan Year. "Covered Compensation" shall be automatically adjusted each Plan Year. For purposes of this definition, the term "taxable wage base" means the contribution and benefit base under Section 230 of the Social Security Act.

          (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (j) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          (k) For purposes of Section 3.9, the term "dependent" means a dependent as defined in Section 152 of the Code with respect to whom the Participant or his estate is entitled to a Federal income tax exemption under
Section 151 of the Code for the taxable year of the Participant's death.

          (l) "Vested Participant" means any Participant who has a nonforfeitable right to an accrued benefit under the Plan.

          (m) "Participant" means an employee of the Company who has met the eligibility requirement under Article 2 and who has become a Participant under the terms of Article 2.

          (n) "Year of service" means a year of service as defined in Section 5.2(a).

          (o) "Hour of service" means an hour of service as defined in Section 5.2(c).

          (p) Except as otherwise specifically provided, the term "compensation" means compensation as defined in Section 3.3(b).

          (q) "Profit Sharing Plan" means the Fisher-Price Profit Sharing and Retirement Savings Plan, as amended from time to time.

          (r) "Entry Date" means January 1 and July 1 of each year.

          (s) "Date of Hire" means the date on which an employee first completes an Hour of Service.

          (t) "Look-back Year", for purposes determining who is a highly compensated employee, in accordance with Code Section 414(q) and the Regulations issued thereunder, shall be the Plan Year for which testing is being performed. (No separate determination year calculation is required).

          (u) "Forfeiture Period of Severance" means a Period of Severance of sixty (60) or more consecutive months in duration. A Period of Severance that begins with a Parental Leave, however, must be at least seventy-two (72), rather than sixty (60), consecutive months in duration in order to constitute a Forfeiture Period of Severance.

          (v) "Period of Service" of an individual means the period beginning on the individual's Date of Hire or Re-Employment Commencement Date and ending on the individual's next succeeding Severance from Service Date.

          (w) "Period of Severance" of an individual means the period beginning immediately following the individual's Severance from Service Date and ending immediately prior to the individual's next Re-Employment Commencement Date (if any).

          (x) "Qualifying Period of Severance" of an individual means a Period of Severance that:

                    (i) begins immediately following a Severance from Service Date described in Section 1.4(y)(i); and

                    (ii) does not exceed twelve (12) consecutive months in duration.

          If the Severance from Service Date described in Section 1.4(y)(i) occurred while the individual was absent from employment as described in Section 1.4(y)(ii), however, the Period of Severance will not be a Qualifying Period of Severance unless it ends by the first anniversary of the date on which such absence from employment began.

          (y) "Severance from Service Date" means the date on which an individual's employment with the Company and all Affiliated Corporations terminates. Such date is considered to be the earlier of:

                    (i) the date on which the individual quits, retires, is discharged or dies; or

                    (ii) the first anniversary of the date on which the individual is first absent from employment (with or without pay) for any other reason (for example, vacation, holiday, sickness, Parental Leave, disability, leave of absence or layoff).

          Notwithstanding the foregoing, an individual who terminates employment with an Affiliated Corporation to enter the military service of the United States shall not experience a Severance from Service Date if (A) the individual's right to re-employment by the Affiliated Corporation is protected by federal law and (B) the individual returns to employment with the Affiliated Corporation within the period required by law to preserve the individual's right to re-employment.

          (z) "Parental Leave" of an Affiliated Corporation employee means the employee's absence from work with an Affiliated Corporation (i) which begins after 1984 and (ii) which is by reason of the pregnancy of the employee, the birth of a child of the employee or the placement of a child with the employee in connection with the employee's adoption of the child or is for purposes of caring for the child over a period beginning immediately following such birth or placement of the child. In order for an absence to qualify as a Parental Leave, the reasons therefor and the length thereof must be established by the employee to the reasonable satisfaction of the Company at such time and pursuant to such procedures as the Company shall establish for such purpose. While an employee's Parental Leave shall entitle the employee to be credited with service to the limited extent specifically provided in the Plan, such Parental Leave shall not constitute a parental leave of absence for any non-Plan purposes, or entitle the employee to any non-Plan benefits or reemployment following such Parental Leave, except to the extent, if any, provided under the employment practices and policies of the Affiliated Corporation who employed the employee at the time of the Parental Leave, applied without regard to the Plan.

          (aa) "Re-Employment Commencement Date" means the date on which an individual first performs an Hour of Service following a Period of Severance.

          (bb) "Vesting Service," with respect to a Participant, means the sum of the Participant's Periods of Service and Qualifying Periods of Severance. The determination of Vesting Service shall also be subject to the following rules:

                    (i) Vesting Service shall be expressed as years, with a year consisting of three hundred sixty-five (365) days. In such regard, to determine Vesting Service, the Participant's Period(s) of Service and (if any) Qualifying Period(s) of Severance shall be totaled, expressing any Period of Service or Qualifying Period of Severance as days, and the resulting total divided by three hundred sixty-five (365). Any fractional year of Vesting Service shall not be rounded up or down. In determining Vesting Service, in no event shall the same day be counted more than once. (A similar procedure shall be followed for the purposes of determining whether a Period of Severance is a Qualifying Period of Severance or a Forfeiture Period of Severance.)

                    (ii) If a Participant has a Forfeiture Period of Severance, any Vesting Service for Periods of Service and Qualifying Periods of Severance that occur after the Forfeiture Period of Severance shall not be taken into account for purposes of determining whether the Participant is a Vested Participant under this Plan at the time of, or at any time before, the Forfeiture Period of Severance.

                    (iii) If a Participant who has never been a Vested Participant under this Plan incurs a Forfeiture Period of Severance, any Vesting Service prior to the Forfeiture Period of Severance shall be disregarded. In the application of this subsection, there shall be disregarded any Period of Service or Qualifying Period of Severance previously disregarded by reason of the application of this subsection to a prior Forfeiture Period of Severance (or by reason of a comparable prior provision of the Plan or any of its predecessors in interest).

                    (iv) If a Participant participated in the Plan prior to April 1, 2000, the Participant's Vesting Service for time before April 1, 2000 shall mean (and be limited to) the Participant's "Years of Service" under and as defined in Section 5.2(a) of the Plan as of March 31, 2000.

                    (v) A Participant's Vesting Service shall include employment with an employer that is not an Affiliated Corporation, or with an employer before it becomes an Affiliated Corporation, but only if, to the extent and in the manner provided by a resolution of the Board of Directors in its sole discretion or by an amendment to the Plan.

          Section 1.5.  Rights of Employees and Obligations of Company. Except
          -----------   ----------------------------------------------
as expressly provided herein, the rights of employees of the Company covered under the Plan who have retired or have otherwise terminated their employment with the Company prior to the effective date of this restated Plan and the obligations of the Company on any date prior to the effective date of the restated Plan shall be governed by the terms of the Plan as in effect as of such date. After December 31, 1988, the rights of employees who retire or otherwise terminate their service with the Company and the obligations of the Company shall be only as set forth herein or as the Plan shall hereafter be amended from time to time.

                                   ARTICLE 2

                         ELIGIBILITY FOR PARTICIPATION
                         -----------------------------

          Section 2.1.
          -----------

          (a) Eligibility for Participation Prior to July 1, 1991. Each employee
              ---------------------------------------------------
of the Company who was a Participant in this Plan prior to the effective date of the restatement shall remain a Participant hereunder. With respect to Plan participation prior to July 1, 1991, each other regular employee of the Company shall become a Participant in the Plan after eight weeks of employment with the Division. If an employee is not hired as a regular employee but becomes a regular employee thereafter, he shall become a Participant after eight weeks of employment as a regular employee. No other employee shall be eligible for participation in the Plan prior to July 1, 1991.

          (b) Eligibility for Participation After December 31, 1994. Each
              -----------------------------------------------------
regular employee of Fisher-Price, Inc. who became a Participant in the Plan prior to January 1, 1995 and who continued as an employee of Fisher-Price, Inc. or Mattel Operations, Inc. following December 31, 1994 shall continue as an active Participant hereunder as a result of the maintenance of this Plan by Fisher-Price, Inc. and Mattel Operations, Inc. thereafter, so long as such employee continues in an eligible status.

          Each other regular employee of the Company who is employed in an eligible status shall become a Participant on the first Entry Date coincident with or following his or her completion of one Year of Participation Service with the Company. For purposes of this Article, "Year of Participation Service" means:

                    (1) the 12 consecutive month period commencing with an employee's Date of Hire and ending on the last day before the anniversary of his or her Date of Hire, or

                    (2) a Plan Year commencing after the employee's Date of Hire, during which he or she completes at least 1,000 hours of service.

          (c) Eligibility for Participation After March 31, 2000. A regular
              --------------------------------------------------
employee of the Company who is employed in an eligible status and who is not described in Section 2.1(a) or (b) (regarding pre-April 1, 2000 Participants in the Plan) shall become a Participant in the Plan on the first Entry Date coincident with or following the date the employee's Periods of Service and Qualifying Periods of Severance (including any Period of Service or Qualifying Period of Severance then in progress) equals one (1) year.

          (d) Resumption by Non-Vested Employee with Forfeiture Period of
              -----------------------------------------------------------
Severance. If (1) a Participant who, upon his separation from the service of the
---------
Company, has not acquired a nonforfeitable right under Article 5 to his accrued monthly pension benefit or (2) an employee who separates from the service of the Company prior to satisfying the service requirement set forth in subsection (c) incurs a Forfeiture Period of Severance, such Participant shall not be eligible to resume active participation in the Plan until he satisfies the service requirement set forth in subsection (c) after the Forfeiture Period of Severance. In determining if such individual satisfies the service requirement set forth in subsection (c) after the Forfeiture Period of Severance, he shall be treated as if (i) he is a new employee under subsection (c) and (ii) his or her Employment Commencement Date is the date on which he or she completes the first Hour of Service after the Forfeiture Period of Severance.

          (e) Regular Employees; Changes in Status. Each regular employee of the
              ------------------------------------
Company who has completed the service requirement but who is separated from the service of the Company prior to his or her Entry Date or who is not employed in an eligible status on such date shall become a Participant immediately upon his or her return to the service of the Company as a regular employee in an eligible status unless subsection (d) applies. Notwithstanding the preceding sentence, an employee shall not in any event commence participation in the Plan prior to the Entry Date which otherwise would have applied had the employee not separated from the service of the Company. An employee who is not a regular employee employed in an eligible status shall not become a Participant hereunder. If an employee of the Company who is not a Participant becomes a regular employee in an eligible status, he or she shall commence participation in the Plan on the later of the date on which he or she became a regular employee in an eligible status or the first Entry Date coincident with or following the date the employee's

Periods of Service and Qualifying Periods of Severance (including any Period of Service or Qualifying Period of Severance then in progress) equals one (1) year.

          For purposes of this Plan, an employee of the Company is employed in an eligible status if he or she is employed:

                    (i) by Fisher-Price, Inc., excluding for periods prior to January 1, 1999 any employee of Fisher-Price, Inc. who was eligible to receive an automatic contribution under the Mattel, Inc. Personal Investment Plan;

                    (ii) by Mattel Operations, Inc. in the Mattel Operations - East Aurora, Mattel Operations - Medina or Mattel Operations - Murray divisions; and

                    (iii) by Tyco Preschool, Inc. for periods beginning January 1, 1998.

          Section 2.2.  Termination and Resumption of Participation. Upon
          -----------   -------------------------------------------
separation from service with the Company, an employee shall cease to be an active Participant in the Plan. If a former Participant is reemployed by the Company in an eligible status, he shall resume participation in the Plan immediately upon reemployment unless Section 2.1(d) applies.

          Section 2.3.  Transfers Prior to Spin-Off Date.
          -----------   --------------------------------

          (a)  Transfer to Division. An employee who transfers from the Company
               --------------------
(other than the Division) or any Affiliated corporation to the Division as a regular employee prior to the Spin-off Date shall become a Participant in the Plan upon completion of eight weeks of employment with the Company (including service with any Affiliated corporation) or the date of his transfer to the Division, whichever is later. For purposes of Article 5 (but not for benefit accrual under Article 3), such employee shall be credited with hours of service with the Division under Section 5.2(c) for hours of service as defined in such Section completed with the Company or any Affiliated corporation.

          (b)  Transfer from Division. For purposes of Article 5 (but not for
               ----------------------
purposes of benefit accrual under Article 3), an employee who transfers from the Division to another division of the Company or any Affiliated corporation shall be credited with hours of service with the Division under Section 5.2(c) for hours of service as defined in such Section completed with the Company or any such affiliate prior to the Spin-off Date.

          Section 2.4.  Service with and Transfers Involving  Affiliated
          -----------   ------------------------------------  ----------
     Corporations.
     ------------

          (a) Service with Affiliated Corporations. Hours of Service completed
              ------------------------------------
by a Participant with an Affiliated corporation shall be credited for eligibility and vesting purposes under this Plan under Articles 2 and 5, but not for purposes of benefit accrual under Article 3, except as specifically provided hereunder.

          With respect to employees who transfer to the Company after November 30, 1993 directly from Mattel, Inc. or any Subsidiary, the service credited under this subsection shall include all service with such Subsidiary or with Mattel, Inc., including service prior to the date the Subsidiary or Mattel, Inc. became an Affiliated corporation, unless at the time of the event at which a Subsidiary became an Affiliated corporation, the Board of Directors of Fisher-Price, Inc. specifically provides otherwise. The amount of service to be credited under the preceding sentence shall be based on the terms of a qualified plan maintained by Mattel, Inc. or the Subsidiary under which the transferred employee was participating immediately prior to the transfer or under the terms of this Plan for crediting service for eligibility and vesting if the employee was not participating in such a plan. Notwithstanding the foregoing, the Board of Directors of Fisher-Price, Inc. may also specifically provide for the crediting of service under this Section with a predecessor employer or any entity other than a Subsidiary prior to the date such predecessor employer or other entity was acquired by an Affiliated corporation or otherwise became an Affiliated corporation.

          (b)  Transfer of Employment. If a Participant transfers employment
               ----------------------
from the Company or any business entity that has adopted or is maintaining this Plan to any Affiliated corporation that has not adopted or is not maintaining this Plan, such transfer shall not be considered a separation from service or termination of employment under this Plan. Such Participant shall continue to be credited with Hours of Service as provided in subsection (a). If a person transfers employment from any Affiliated corporation that has not adopted the Plan to the Company or any business entity that has adopted or is maintaining this Plan, he or she shall immediately commence active participation in the Plan if such person is employed in an eligible status, has satisfied the age and service requirements under the Plan and if the Entry Date that would otherwise apply to such person has already occurred.

          (c)  Change to Eligible Status. If the employment status of an person
               -------------------------
changes so that he or she is eligible for participation hereunder as a result of a transfer from ineligible status, he or she shall immediately commence active participation in the Plan following the date of his or her change in employment status if such person has satisfied the age and service requirements hereunder and if the Entry Date that would otherwise apply to such person has already occurred.

          (d)  Change from Eligible Status. If the employment status of a
               ---------------------------
Participant changes so that he or she is no longer in an eligible status under the Plan but he or she is still in the service of the Company, he or she shall be credited with Hours of Service for vesting purposes for Hours of Service with the Company after the change in employment status.

          (e)  Subsidiary. The term "Subsidiary" means any corporation included
               ----------
in a chain of corporations connected through stock ownership with a common parent corporation as defined under Section 1563(a)(1) of the Code where the common parent is Mattel, Inc.

                                   ARTICLE 3

                              RETIREMENT BENEFITS
                              -------------------

          Section 3.1.  Normal Retirement. Each Participant may retire from
          -----------   -----------------
active service with the Company as of the end of his normal work day on his normal retirement date, which shall be the last day of the month in which his sixty-fifth birthday falls, and shall be entitled to an accrued monthly pension benefit, determined under Section 3.3, commencing on the first day of the month following his normal retirement date.

          Section 3.2.  Deferred Retirement. If a Participant continues in the
          -----------   -------------------
active service of the Company after his normal retirement date, he shall continue as a participant under the Plan until the date of his actual retirement. Such Participant may continue to accrue benefits after his normal retirement date, subject to the provisions of this Article, until the date of his actual retirement. Upon his actual retirement, the Participant shall be entitled to an accrued monthly pension benefit determined under Section 3.3 commencing on the first day of the month following his actual retirement date. Such benefit shall not be actuarially increased on account of deferred commencement of payment.

          Section 3.3.
          -----------

          (a) Accrued Monthly Pension Benefit. A Participant's accrued monthly
              -------------------------------
pension benefit on retirement or other termination of employment shall be an amount equal to the sum of (1), (2) and (3) and, if applicable, the amount described in (4), (5) or (6) as follows:

              (1) Accrued Benefit on December 31, 1986. The Participant's
                  ------------------------------------
accrued monthly pension benefit as determined under the terms of the Plan as in effect on December 31, 1986. Such accrued benefit is calculated under the provisions of Sections 3.3, 3.8 and 5.1 as in effect on such date and as set forth in Schedule A.

              (2) Profit Sharing Annuity Increase. A monthly benefit amount
                  -------------------------------
calculated separately for each Participant based on participation in the Plan from 1976 through 1983 as set forth in Schedule B.

              (3) Accrued Benefit for Plan Years Beginning on and after January
                  -------------------------------------------------------------
1, 1987. One-twelfth of the sum of (i), (ii), (iii), and (iv) below and subject
-------
to the limitation of (vi) below:

                  (i)   For a Participant during the 1987 Plan Year--

                        (A) 1.1% multiplied by his Plan Year Compensation up to $15,600, plus

                        (B) 1.8% multiplied by his Plan Year compensation in excess of $15,600.

                  (ii)  For a Participant during the 1988 Plan Year--

                        (A) 1.1% multiplied by his Plan Year compensation up to $16,800, plus

                        (B) 1.8% multiplied by his Plan Year compensation in excess of $16,800.

                  (iii) For a Participant during the 1989 Plan Year, the sum of--

                        (A) 1.4% multiplied by his Plan Year compensation up to the integration level for the Plan Year, plus

                        (B) 1.8% multiplied by his Plan Year compensation in excess of the integration level for the Plan Year.

                  Notwithstanding the foregoing, the benefit accrual for any Participant, other than a Participant who is a highly compensated employee within the meaning of Section 414(q)(1)(A) or (B) of the Code, shall not be less than the sum of 1.1% multiplied by his Plan Year compensation up to $15,708 plus 1.8% multiplied by his Plan Year compensation in excess of $15,708.

                  (iv) For a Participant for Plan Years after December 31, 1989 items (A) and (B) shall be calculated for each Plan Year. The sum of such annual Plan Year calculations will equal the benefit accrued under this subsection (iv). Each annual Plan Year calculations shall include:

                        (A) 1.4% multiplied by his compensation for such Plan Year up to the integration level, plus

                        (B) 1.8% multiplied by his compensation for such Plan Year in excess of the integration level for the Plan Year.

          Notwithstanding the foregoing, the benefit accrual for any Participant, other than a Participant who is a highly compensated employee within the meaning of Section 414(q)(1)(A) or (B) of the Code, for the 1990 and 1991 Plan Years shall not be less than: (1) for the 1990 Plan Year, the sum of 1.1% multiplied by his Plan Year compensation up to $16,968, plus 1.8% multiplied by his Plan Year compensation in excess of $16,968, and (2) for the 1991 Plan Year, the sum of 1.1% multiplied by his Plan Year compensation up to $18,312, plus 1.8% multiplied by his Plan Year compensation in excess of $18,312.

                  (v) For purposes of this subsection, the term "integration level" means 150.1% of Covered compensation for the Plan Year, as defined in Section 1.4(h), rounded to the next highest multiple of $100.

                  (vi) Notwithstanding the provisions of (iii) and (iv) above, once a Participant accrues benefits under the Plan for 43 Plan Years, the accruals for each Plan Year after 43 shall be 1.4% multiplied by his compensation for such Plan Year.

               (4)  1990 Retirement Incentive. A monthly benefit amount
                    -------------------------
calculated under Schedule E for each Participant who meets the eligibility requirements set forth in Schedule E.

               (5)  1998 Retirement Incentive. A monthly benefit amount
                    -------------------------
calculated under Schedule F for each Participant who meets the eligibility requirements set forth in Schedule F.

               (6)  2000 Retirement Incentive. A monthly benefit amount
                    -------------------------
calculated under Schedule G for each Participant who meets the eligibility requirements set forth in Schedule G.

          Notwithstanding the foregoing, the benefits described in (2) above shall be payable only to a Participant who was actively employed by the Division or the Company on December 11, 1987 or a Participant who terminated his employment during 1987 after (i) both the attainment of age 55 and completion of five years of service, (ii) completion of 25 years of service, (iii) death, or
(iv) disability retirement under Section 3.5. The benefit described in (2) above shall also be payable to a Participant whose disability retirement date occurred in 1986 but whose benefit from the Plan was not payable until 1987.
The calculation of benefits under (3) shall be based only on compensation paid to a Participant as a regular employee.

          In all cases, there shall be no reduction of accrued benefits as a result of amendments made in the formula for calculating accrued benefits under this restated Plan.

          (b)  Compensation.  The term "compensation" of a Participant for any
               ------------
period means the total amount of "wages" as defined in Section 3401(a) of the Code, without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code), which are paid to such Participant by the Company during such period plus any contributions made on a salary reduction basis under Sections 125 or 402(a)(8) of the Code which are not otherwise included as wages under Section 3401 of the Code.

          Notwithstanding the preceding sentence, compensation shall not include amounts representing cash or merchandise prizes awarded for suggestions or ideas, commissions, special allowances, expense reimbursements, severance pay, pay for inactive status pending retirement, any profits under stock plans, any payments out of the short term or long term disability plans or sickness and accident plans, any compensation the receipt of which is deferred pursuant to a plan or contract, or any amounts representing benefits under the Profit Sharing Plan. Any questions as to whether any other amount paid to a Participant are compensation shall be determined by the Company.

          The compensation of each Participant taken into account under the Plan for any Plan Year shall not exceed $200,000. Such $200,000 limitation shall be adjusted at the same time and in the same manner as permitted under Section 415(d) of the Code.

          (c)  OBRA `93 Annual Limits.  In addition to other applicable
               ----------------------
limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account under the Plan shall not exceed the "OBRA `93 annual compensation limit." The "OBRA `93 annual compensation limit" is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA `93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA annual compensation limit is $150,000.

          Section 3.4.
          -----------

          (a)  Early Retirement.  A Participant may retire as of the first day
               ----------------
of any month before his normal retirement date and after he has attained age 55 and has completed at least 5 years of Vesting Service. Such Participant's accrued monthly pension benefit, determined under Section 3.3, shall be payable on the first day of the month coincident with or following his sixty-fifth birthday, unless the Participant elects otherwise under subsection (b).

          (b)  Reduced Benefit.  A Participant who has retired under this
               ---------------
Section may elect to receive a reduced benefit to begin the first day of any month prior to his normal retirement date. Such reduced benefit shall be equal to his benefit otherwise computed under Section 3.3, reduced by one-half of one percent (.005) per month for each month by which the date benefit payments begin precedes the first day of the month coincident with or following such Participant's sixty-fifth (65th) birthday.

          Section 3.5.
          -----------

          (a)  Social Security Disability.  If a Participant in the active
               --------------------------
service of the Company or on an approved leave of absence becomes permanently and totally disabled and he is eligible for and receives disability benefits under the Social Security Act, he shall be retired for disability, and his disability retirement date shall be the first day of the month coincident with or immediately following the date of permanent disability as established by the Social Security Administration. Such Participant shall be entitled to his accrued monthly pension benefit determined under Section 3.3, commencing on his disability retirement date.

          (b)  [Reserved]

          (c)  Limitation on Retroactive Payment.  Benefit payments under this
               ---------------------------------
Section shall commence as of a Participant's disability retirement date, and payments shall be made retroactively if the determination of disability occurs in a month subsequent to the month in which such retirement date occurs. Notwithstanding the preceding sentence or any other provision of this Section, no retroactive payments shall be made with respect to any month for which the Participant has received any payment from any plan, fund or program maintained by the Company on account of disability.

          (d)  Cessation of Disability.  With respect to any retirement under
               -----------------------
this Section, the Company may require that a Participant certify his continuing eligibility to receive disability benefits under the Social Security Act or submit to a reexamination by a physician or physicians selected by the Company not more often than semi-annually as shall be necessary for the Company to determine the continuing eligibility of such Participant to receive benefits under this Section. If a Participant who retires under this Section recovers from such disability at any time prior to his normal retirement date, benefit payments under this Section shall cease and he shall not be entitled to any benefit accrual hereunder or be credited with years of service under Section 5.2 after the date his disability retirement began. Such Participant shall be entitled to an adjusted benefit under Article 5, based on his benefit accrual and years of service as of the date he last retired under this Section adjusted to take into account prior benefit payments made to the Participant hereunder. Notwithstanding the preceding, if such Participant recovers from disability and is immediately reemployed by the Company, the period of his disability under this Section and years of service credited immediately preceding such disability shall be considered years of active service for purposes of vesting under
Article 5 of this Plan.

          Section 3.6.  Form of Benefit Payments. The accrued monthly pension
          -----------   ------------------------
benefit payable under Sections 3.1, 3.2, 3.4 or 3.5 shall be paid in accordance with the normal form of benefit under Sections 4.1 or 4.2, or in accordance with an optional form of benefit selected by a Participant under Section 4.3.

          Section 3.7.  No Other Death Benefit.  Except for Sections 3.9, 4.1 or
          -----------   ----------------------
4.3, there shall be no death benefit payable on account of the Participant's participation in this Plan.

          Section 3.8.  Benefit Accruals for Pre-January 1, 1989 Service. In all
          -----------   ------------------------------------------------
cases where benefits are payable to Participants who were Participants prior to January 1, 1989, the amount of benefit accrual shall be determined under the provisions of the Plan in effect prior to January 1, 1989. The accrual of benefits for service after December 31, 1988 shall be determined under the terms of this restated Plan.

          Section 3.9.
          -----------

          (a)  Preretirement Survivor Annuity for Active Vested Participants. In
               -------------------------------------------------------------
the case of a Vested Participant who dies while in active service with the Company and prior to the commencement of benefit payments under the Plan, and who has a surviving spouse, such spouse shall be entitled to a preretirement survivor annuity, as hereafter defined. Notwithstanding the preceding, a preretirement survivor annuity shall also be paid to the dependents of an unmarried Vested Participant who dies while in the active service of the Company.

          For purposes of this subsection, the term "preretirement survivor annuity" means a monthly benefit payable in accordance with the following:

               (1)  Surviving Spouse.  If the Vested Participant is survived by
                    ----------------
a spouse, the spouse shall be entitled to receive for such spouse's life a monthly benefit equal to 50% of the Participant's nonforfeitable accrued monthly pension benefit determined under Sections 3.3 and 5.1 at the date of his death. Such monthly benefit shall commence at the first day of the month coincident with or next following the Participant's date of death.

               (2)  Dependents.  In the case of a Vested Participant who is not
                    ----------
survived by a spouse but is survived by one or more dependents, as defined in this Section, the total monthly benefit shall be equal to the dollar amount determined in paragraph (1) above and shall be paid to such dependent or divided equally among each of such dependents in accordance with the following rules:

                    (i) Any benefits payable hereunder to a dependent other than a surviving spouse shall cease upon the earlier of:

                         (A)  the death of the recipient; or

                         (B) the distribution of the 120th monthly payment to such recipient.

                         (C) Notwithstanding (A) and (B), in the case of a child, monthly payments shall be paid until the earlier of the 23rd birthday of the child or such child's death.

                    (ii) If a benefit payable under this Section ceases to be paid to a recipient for any reason, the benefit payable to any other recipient shall not be increased.

          (b)  Inactive Vested Participants.  In the case of a Vested
               ----------------------------
Participant who has retired or separated from service and who dies prior to the commencement of benefit payments, the surviving spouse of such Participant will be entitled to a preretirement survivor annuity commencing on the first day of the month coincident with or immediately following the later of (1) the deceased Participant's earliest retirement age under the Plan (but only if such spouse is living on such date) or (2) the Participant's date of death, and continuing during the spouse's lifetime. However, the preretirement survivor annuity will not be paid if the deceased Participant had not been married to such spouse during the entire twelve-month period ending on the date of the Participant's death. The amount of the preretirement survivor annuity under this subsection shall be the amount which would have been payable as a survivor annuity under the joint and survivor annuity provision of the Plan in Section 4.1(a) assuming:

               (1) in the case of a Participant who dies after the date on which the Participant attained the earliest retirement age, such Participant had retired with an immediate benefit under Section 4.1(a) on the day before the Participant's date of death, or

               (2) in the case of a Participant who dies on or before the date on which the Participant would have attained the earliest retirement age, such Participant had separated from service on his date of death, survived to the earliest retirement age, retired with an immediate benefit under Section 4.1(a) at the earliest retirement age, and died on the day after the day on which he would have attained the earliest retirement age.

          Section 3.10.
          ------------

          (a)  Maximum Benefit.  If a Participant's accrued monthly pension
               ---------------
benefit exceeds one-twelfth of his maximum annual benefit, as hereinafter defined, his accrued monthly pension benefit shall be reduced until it does not exceed one-twelfth of such maximum annual benefit. The maximum annual benefit of a Participant under this Plan at any time shall equal the lesser of:

               (1) $90,000, plus cost of living adjustments provided in Section 415(d) of the Code, or such actuarial equivalent amount determined under regulations prescribed by the Secretary of the Treasury if the benefit hereunder begins before or after the Participant's Social Security retirement age, adjusted in the case of a Participant with fewer than ten years of participation in the Plan by multiplying the dollar amount determined under this paragraph by the number of the Participant's years of participation under the Plan and dividing the product obtained by ten; or

               (2)  the greater of

                    (A) 100% of the Participant's compensation for his high three consecutive years of service, divided by three; or

                    (B) $10,000 if the Participant has not at any time participated in a defined contribution plan, as defined in Section 414(i) of the Code, maintained by the Company or an affiliated corporation.

          In the case of a Participant with fewer than ten years of service with the Company the amounts determined in (2)(A) or (2)(B) shall be adjusted by multiplying such amounts by the number of the Participant's years of service with the Company and dividing the product obtained by ten.

          For purposes of this Section, the term "compensation" means wages within the meaning of Section 3401(a) of the Code, for purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). The term "limitation year" means the Plan Year.

          In determining the single life annuity equivalence of a form of benefit where the entire benefit constitutes a qualified joint and survivor annuity as defined for purposes of Section 401(a)(11) of the Code, the benefit payable to the spouse shall be ignored so that the single life annuity actuarial equivalent shall be the amount payable to the Participant.

          (b)  Further Limitation on Benefits.  The limitations described in
               ------------------------------
subsection (a) are intended to impose the limitations of Section 415 of the Code, the terms of which are hereby incorporated by reference. To the extent that any provision in subsection (a) is inconsistent with the requirements of
Section 415 of the Code or the regulation issued thereunder, the provisions of the Code or the regulations shall control.

          With respect to any Participant in this Plan who has been credited with any annual additions, as defined in Section 415 of the Code, under any defined contribution plan maintained by the Company, the limitations of Section 415(e) of the Code may further reduce the benefits payable hereunder. In the event that the sum of a Participant's defined benefit fraction and defined contribution fraction, as defined in Section 415(e) of the Code, exceed 1.0, the accrued monthly pension benefit under this Plan shall be reduced until such sum is equal to 1.0. For purposes of applying the limitations of this Section and
Section 415 of the Code, all defined benefit plans of the Company (whether or not terminated) are to be treated as one defined benefit plan, and all defined contribution plans of the Company (whether or not terminated) are to be treated as one defined contribution plan. The limitation in this Section 3.10(b) shall not apply to any Plan Year beginning on or after January 1, 2000.

          Section 3.11.  Changes in Social Security Benefits.  The benefit of a
          ------------   -----------------------------------
Participant or beneficiary or the benefit of a Participant who has separated from the service of the Company with a nonforfeitable right to a deferred benefit shall not be decreased by reason of any increase in the benefit levels under Title II of the Social Security Act.

          Section 3.12.  Reemployment of Retirees.
          ------------   ------------------------

          (a)  Regular Employment.  If a Participant has retired under this
               ------------------
Article and is subsequently reemployed by the Company as a regular employee, the payment of his or her retirement benefits under this Plan shall cease during the period of such reemployment. Such

Participant shall continue to accrue benefits subject to the provisions of this Article. Upon subsequent retirement after the period of reemployment, such Participant shall be entitled to an adjusted accrued monthly pension benefit determined under this Article as if such subsequent retirement was the Participant's initial retirement hereunder. Benefits upon such retirement may be paid in a form the Participant shall choose under the terms of the Plan, but the accrued monthly pension benefit prior to adjustment, if any, for forms of benefit payment shall not be less than such benefit in effect prior to reemployment.

          (b)  Other Employment.  If a Participant has retired under this
               ----------------
Article and is subsequently reemployed by the Company or an Affiliated corporation in part-time, casual, seasonal or other employment not constituting "Section 203(a)(3)(B) service" as described in Section 2530.203-3(c) of the Department of Labor Regulations, there shall be no suspension or interruption of retirement payments under the Plan. Such Participant shall not be entitled to accrue any additional benefits during the period of such reemployment. If the Participant's employment becomes "Section 203(a)(3)(B) service," his status under the Plan shall then be determined under subsection (a).

          Section 3.13.  Increase in Benefits for Retirees and Beneficiaries.
          ------------   ---------------------------------------------------
As a result of amendments adopted under the Plan and effective January 1, 1988, the monthly benefit payable to each Participant or beneficiary that was in pay status prior to January 1, 1987 was increased by the greater of $10 per month or 37% of the monthly benefit being paid immediately before January 1, 1988. This same increase was applicable to the benefit of any Participant who retired under the early retirement provisions of the Plan as in effect before January 1, 1987 but who had not yet begun to receive benefits before January 1, 1987 and the beneficiary or beneficiaries of a Participant who died before January 1, 1987 but the benefit payable as a result of his death had not began before January 1, 1987. With respect to such early retirees or beneficiaries, the percentage benefit increase described under this Section was based on the benefit amount being paid immediately before January 1, 1988 or the accrued monthly pension benefit if the early retirement benefit was not in pay status before January 1, 1988.

                                   ARTICLE 4

                     NORMAL AND OPTIONAL FORMS OF BENEFIT
                     ------------------------------------

          Section 4.1.
          -----------

          (a)  Qualified Joint and Survivor Annuity.  Unless a Participant
               ------------------------------------
elects otherwise in accordance with subsection (b), if the Participant is married on the first day of the first period for which an amount is payable as an annuity (or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit), which date is hereafter referred to as the "annuity starting date," the accrued monthly pension benefit to which the Participant is entitled for normal, deferred, early or disability retirement or termination of employment under Sections 3.1, 3.2, 3.4, 3.5 or 5.1 will be actuarially adjusted and paid in the form of a qualified joint and survivor annuity.

          The term, "qualified joint and survivor annuity" means a monthly benefit that commences immediately on the annuity starting date and which is actuarially equivalent to the accrued monthly pension benefit payable in the normal form for an unmarried Participant in Section 4.2 and provided for under Sections 3.1, 3.2, 3.4, 3.5 or 5.1 and which is payable for the life of the Participant and upon the Participant's death, if such Participant is survived by the spouse to whom such Participant was married at the annuity starting date, for the life of such spouse, in an amount equal to 50% of the benefit payable to such Participant. In calculating the actuarial equivalent of the accrued monthly pension benefit to which the Participant is entitled at his annuity starting date, equivalence shall be determined on the basis of the factors set forth in Schedule C. The benefit payable to such spouse shall not be terminated on account of such spouse's subsequent remarriage.

          (b)  Information to Be Provided Participant.  No less than 30 days and
               --------------------------------------
no more than 90 days before a Participant's annuity starting date, the Plan Administrator shall furnish or cause to be furnished to each Participant (by mail or by personal delivery) a general explanation of the joint and survivor annuity provisions of the Plan. Such notice shall describe the terms and conditions of the qualified joint and survivor annuity, explain the right to elect to waive the joint and survivor annuity and the effect of such election, explain the rights of the Participant's spouse under the Plan, explain the right to revoke an election to waive the joint and survivor annuity and the effect of such revocation, and explain the relative values of the various optional forms of benefit under the Plan. A Participant may elect (with applicable spousal consent) to waive any requirement that such written explanation be provided at least thirty (30) days prior to the Participant's annuity starting date provided the payment of benefits commences more than seven (7) days after such written explanation is provided. The Plan Administrator shall also furnish such employee with notice of the availability of:

               (1) a written explanation of the terms and conditions of a joint and survivor annuity; and

               (2) Information concerning the financial effect upon the particular Participant's benefit of making an election not to receive his or her benefit in such form.

          After receiving such notice, the Participant may request the additional information and such information shall be mailed or personally delivered to him or her within 30 days of such request. A Participant may request such additional information only once.

          Any election made under this Section shall be made in writing and shall clearly indicate that the Participant is electing to receive his benefit under the Plan in a specific form other than that of a joint and survivor annuity. Such election shall specifically identify nonspouse beneficiaries, including any class of beneficiaries or contingent beneficiaries. Any election not to take benefits in the form of a joint and survivor annuity shall not take effect unless the Participant's spouse consents in writing to such election and the spouse's consent acknowledges the effect of such election and is witnessed by a plan representative or a notary public. Such a consent shall not be required if it is established to the satisfaction of the Plan Administrator that the otherwise required consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances as provided in applicable Treasury Regulations. The election may be revoked during the election period in writing before the annuity starting date, and another election (including the election of a qualified joint and survivor annuity) may be made prior to the annuity starting date.

          (c)  Election Period.  The election period with respect to a
               ---------------
Participant under this Section shall be the 90 day period ending on the Participant's annuity starting date. If a Participant requests the additional information under subsection (b), benefits shall not commence less than 90 calendar days after the date on which such additional information is personally delivered or mailed to the Participant. If the commencement of payment of benefits to a Participant is delayed beyond such Participant's normal retirement date, benefits shall be paid retroactively to his normal retirement date.

          For purposes of this Section, a person who terminates his employment with the Company and has a nonforfeitable right to any portion of an accrued monthly pension benefit will be considered a Participant.

          Section 4.2.  Life Annuity Option.
          -----------   -------------------

          (a)  Normal Form for Unmarried Participant.  Unless a Participant
               -------------------------------------
elects otherwise in accordance with the procedures established by the Company, if a Participant is not married on the date his retirement benefit begins, he shall receive his accrued monthly pension benefit in the form of monthly payments for his life only in the amount determined under the applicable sections of Articles 3 or 5.

          (b) Optional Form for Married Participants.  A married Participant, in
              --------------------------------------
accordance with Section 4.1, may elect the life annuity form of benefit described in Section 4.2(a) as an optional form of benefit.

          Section 4.3.  Ten Years Certain Option.  In addition, a Participant
          -----------   ------------------------
may elect to receive a retirement benefit payable monthly during his lifetime and terminating with the monthly payment coinciding with or next preceding the date of his death, with the provision that 120 monthly payments shall be made in any event to him or such beneficiary or beneficiaries as he may have designated. Such election shall be by written notice to the Company. The reduced retirement benefit shall be determined under Schedule C.

          If a Participant and his beneficiary or beneficiaries die after the Participant has retired but before a total of 120 monthly payments have been made to the Participant and his beneficiary, a commuted lump sum payment shall be made to the estate of the last survivor of the Participant and his beneficiary or beneficiaries. The calculation of such commuted lump sum value shall be made based on the interest rate assumption set forth in Section 5.4. The designation of a beneficiary or beneficiaries under this option may be changed at any time, and a beneficiary receiving payments under this option may designate a beneficiary other than his estate.

          Section 4.4.  Small Benefit Cash-Outs.
          -----------   -----------------------

          (a)  Payment of Small Benefits.  Notwithstanding any other provision
               -------------------------
in this Article, if the present value of the accrued monthly pension benefit, as determined in accordance with the assumptions set forth in Section 5.4, to which a Participant is entitled is not in excess of five thousand dollars ($5,000), such value shall be paid to such Participant in a single lump sum.

          (b)  Direct Rollovers.  This subsection applies to distributions made
               ----------------
on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's options under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (c)  Eligible Rollover Distribution.  An eligible rollover
               ------------------------------
distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (d)  Eligible Retirement Plan.  An eligible retirement plan is an
               ------------------------
individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (e)  Distributee.  A distributee includes a Participant or former
               -----------
Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (f)  Direct Rollover.  A direct rollover is a payment by the Plan to
               ---------------
the eligible retirement plan specified by the distributee.

          Section 4.5.  Limitations on Benefit Distributions.  Notwithstanding
          -----------   ------------------------------------
any other provision of this Plan, all benefit distributions hereunder shall meet the requirements of this Section.

          (a) In no event shall the Plan Administrator authorize the payment of benefits in any manner unless the form, time and manner of benefit distribution results in the distribution of the entire interest of the Participant -

               (1) commencing no later than the required beginning date, and

               (2) in accordance with applicable Treasury regulations, over the life of the Participant or over the lives of such Participant and a designated beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and a designated beneficiary).

          (b) For purposes of this Section, the term "required beginning date" means April 1 following the later of the calendar year in which the Participant
(A) attains age 70 1/2 or (B) terminates employment with the Company and an Affiliated Corporation. Distribution to a Participant who is employed by the Company or its Affiliates and who is a key employee within the meaning of
Section 416(i)(1)(A)(iii) of the Code shall be made no later than the April 1 following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

          (c) Notwithstanding the election of any optional form of benefit payment hereunder other than a qualified joint and survivor annuity, including a single life annuity or a ten year certain and life annuity, benefit payment shall commence no later than the Participant's required beginning date.

          (d) For purposes of this Section, the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                                   ARTICLE 5

                           TERMINATION OF EMPLOYMENT
                           -------------------------

          Section 5.1.  Nonforfeitable Interest in Accrued Monthly Pension
          -----------   --------------------------------------------------
Benefit. A Participant shall have a nonforfeitable right to an accrued monthly
-------
pension benefit equal to the amount of such benefit multiplied by the percentage opposite his years of Vesting Service according to the applicable vesting schedule below:

          The vesting schedule applicable to Participants who are credited with at least one Hour of Service after March 31, 2000 is as follows:

          Years of Vesting Service    Nonforfeitable Percentage
          ------------------------    -------------------------
          Less than 3                             0%
          3 or more                             100%

          The vesting schedule applicable to Participants who are credited with at least one Hour of Service after December 31, 1988 but who are not credited with any Hours of Service after March 31, 2000 is as follows:

          Years of Service          Nonforfeitable Percentage
          ----------------          -------------------------
          Less than 4                             0%
          4 or more                             100%

          Notwithstanding the preceding, a Participant shall be entitled to 100% of his accrued monthly pension benefit upon attainment of age 65 while an employee.

          Section 5.2.
          -----------

          (a) Years of Service. The term "years of service" for purposes of this Article means the sum of:

               (1) His years of service credited through December 31, 1986 under the terms of the Plan as in effect on such date.

               (2) One year of service for each Plan Year after December 31, 1986 in which the employee completes at least 1,000 hours of service, as hereafter defined.

          (b) Years of Service Disregarded. Notwithstanding subsection (a),
              ----------------------------
years of service before at least a one-year break in service, as hereafter defined, shall be excluded in the case of an employee who does not have any nonforfeitable right to his accrued monthly pension benefit and who incurs a number of consecutive one-year breaks in service equal to or in excess of six.

          For purposes of this Plan, the term "one-year break in service" means any Plan Year during which an employee does not complete any hours of service.

          (c)  Hour of Service. For all purposes of this Plan, "hours of
               ---------------
service" shall be credited to employees as follows:

               (1) one hour of service for each hour for which an employee is paid or entitled to payment by the Company for performance of duties during a computation period;

               (2) one hour of service for each hour for which an employee is paid or entitled to such payment by the Company for reasons other than for the performance of duties during a computation period, including but not limited to, payment for vacation, sickness, or disability;

               (3) one hour of service for each hour for which an employee receives back pay (irrespective of mitigation of damages) for hours of service for which he has not otherwise received credit under this Section. Such hours of service shall be credited to the computation period to which the back pay pertains.

          Crediting of hours of service under (2) above, or under (3) above with respect to periods described in (2), shall be limited to a maximum of 501 hours with respect to any single continuous period during which the employee performs no duties, regardless of whether such period occurs in a single computation period. No hours shall be credited under (2) or (3) if payment is made or due to the employee under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or if such payment solely reimburses an employee for medical or medically-related expenses incurred by such employee.

          Where an employee is credited with hours of service under (2) above, the number of hours to be credited and the computation period to which such hours shall be credited shall be determined under Title 29, Code of Federal Regulations, Section 2530.200b-2(b) and (c), which regulation is hereby incorporated into this Plan by reference.

          An employee will be credited with hours of service based on his standard work schedule while he is on a Company approved leave of absence or on layoff status (not in excess of one year). Such absences may be granted for sickness, temporary disability, education, or similar reasons. In granting leaves of absence, all employees under similar circumstances shall be treated alike. Any employee who interrupts his service with the Company to become, and who does become, a member of the armed forces of the United States and who has reemployment rights under applicable laws and complies with the requirements of such laws as to reemployment, and is reemployed in accordance with such laws shall be credited with hours of service based on his standard work schedule during the period of such interruption in service.

          The Company shall also take such action as is necessary to have the Plan comply with Section 414(u) of the Code (regarding the reemployment of military veterans), and in such regard, and notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

          Section 5.3.
          -----------

          (a) Form, Time and Manner of Payment. Payment of an accrued monthly
              --------------------------------
pension benefit to which a Participant has a nonforfeitable right under this Article shall begin no later than the first day of the month following the terminated Participant's normal retirement date, unless he elects otherwise under subsection (b). A benefit under this Section shall be payable in accordance with the normal form under Sections 4.1 or 4.2, or in accordance with an optional form of benefit selected by a Participant under Section 4.3.

          (b) Reduced Benefits. If he has completed five years of service, as
              ----------------
defined in Section 5.2, such terminated Participant may elect, by application to the Company, to receive a reduced accrued monthly pension benefit, determined under the second sentence of Section 3.4(b), to begin on the first day of any month coincident with or following his fifty-fifth birthday.

          (c) No Death Benefit. If an unmarried employee terminates his
              ----------------
employment with the Company and dies before payment of his benefit begins, no benefit shall be payable under the Plan to any party.

          Section 5.4. Payment of Small Benefits. If upon termination of
          -----------  -------------------------
employment the present value of a Participant's accrued monthly pension benefit does not exceed $5,000, the Company shall direct the Trustee to pay to the Participant the actuarial equivalent of his entire accrued monthly pension benefit and the Participant's accrued benefit shall be cancelled. For purposes of this Section, actuarial equivalence shall be determined as the average of the appropriate actuarial factors for a male and a female based on the following assumptions:

     Mortality Table - The "applicable mortality table," as such term is defined
     ---------------
     in Section 417(e)(3) of the Code, as amended by the Retirement Protection Act of 1994.

     Interest Rate - The "applicable interest rate" as defined in Section
     -------------
     417(e)(3) of the Code, as amended by the Retirement Protection Act of 1994. The "lookback month" (within the meaning of Treasury Regulation (S) 1.417(e)-1T(d)(4)(iii)) for the determination of the applicable interest rate for any payment made under this Section during a Plan Year shall be the immediately preceding October. The "stability period" (within the meaning of Treasury Regulation (S) 1.417(e)-1T(d)(4)(ii)) during which the applicable interest rate remains constant shall be the Plan Year immediately succeeding the lookback month.

          Notwithstanding the foregoing, if a Participant is reemployed by the Company before he has incurred six consecutive breaks in service years, such Participant may repay to the Trustee the amount paid to him under the preceding sentence within five years after resuming employment with the Company, together with interest at the rate of five percent per annum, or such other rate as adjusted by the Secretary of the Treasury under Section 411(c)(2) of the Code, compounded annually to the date of repayment, and his accrued benefit forfeited under the preceding sentence shall be restored.

                                   ARTICLE 6

                                    FUNDING
                                    -------

          Section 6.1.  Company Contributions. The Company shall pay all costs
          -----------   ---------------------
to provide benefits under the Plan. The Company shall pay over to the Trustee, under the Trust created pursuant to Article 8, an amount actuarially determined to satisfy the minimum funding standards of ERISA. There shall be no employee contributions.

          Section 6.2.  Forfeitures Reduce Contributions. Any forfeitures
          -----------   --------------------------------
arising from the termination of employment or death of a Participant or for any other reason shall be applied against the contributions otherwise required under the Plan and shall not be applied to increase the benefit any Participant would otherwise receive under the Plan at any time.

          Section 6.3.  Actuarial Valuations. In determining the amount required
          -----------   --------------------
to be contributed in order to meet the minimum funding standards of ERISA, the Pension Committee, relying on an actuarial certification of an "enrolled actuary," as defined in Section 7701 of the Code, shall certify to the Company the amount necessary to be contributed by the Company for each year.

                                   ARTICLE 7

                             ADMINISTRATION OF PLAN
                             ----------------------

          Section 7.1.  Plan Administrator. The Company shall be the Plan
          -----------   ------------------
Administrator of the Plan.

          Section 7.2.  Named Fiduciary. The Company shall be the named
          -----------   ---------------
fiduciary of the Plan. The Company by action of its Board of Directors or Executive Committee thereof (a) may designate persons other than itself to carry out fiduciary responsibilities (other than trustee responsibilities) under the Plan, and (b) may appoint one or more investment managers to control and manage (including the power to acquire and dispose of) all or any part of the Trust assets.

          Section 7.3.  Claims by Employees and Participants. The Company shall
          -----------   ------------------------------------
make all determinations as to the right of any Participant or beneficiary to a benefit. Any denial of a claim for a benefit shall be stated in writing and shall set forth the specific reasons for the denial in a manner that may be understood by the claimant. The Company shall afford a reasonable opportunity to any Participant or beneficiary whose claim has been denied for a full and fair review of the decision denying the claim.

                                   ARTICLE 8

                               THE PENSION TRUST
                               -----------------

          Section 8.1.  Continuation of Trust. In accordance with the terms of
          -----------   ---------------------
this Plan, the Company shall continue the separate Agreement of Trust, establishing a trust under the Plan consisting of such sums of money and such other property acceptable to the Trustee as heretofore were and hereafter shall be paid or delivered to the Trustee, together with the earnings and profits thereon. All such money and other property, all investments made therewith and the proceeds thereof, and all earnings and profits thereon, less the payments made by the Trustee, are referred to herein as the "Trust."

          Section 8.2.  Source of Payments. Except for payments made by the
          -----------   ------------------
Pension Benefit Guaranty Corporation, if any, benefits payable under this Plan shall be payable only from assets of the Trust created under Section 8.1 and then only to the extent that such assets are sufficient and in accordance with the terms of the Agreement of Trust.

          Section 8.3.  Payment of Benefits and Expenses. The Company shall
          -----------   ---------------------------------
direct the Trustee as to the manner and time of all benefit payments to be made from the Trust. Expenses of administration of the Plan shall be paid from the Trust at the discretion of the Company, unless the Company shall itself expressly assume such expenses.

                                   ARTICLE 9

                            RIGHT TO ALTER OR AMEND
                            -----------------------

          Section 9.1.  Right to Alter or Amend. Subject to Section 9.2, the
          -----------   -----------------------
Company by action of its Board of Directors or the Executive Committee thereof reserves the right to amend, alter, modify or suspend, in whole or in part, any provision or provisions of this instrument at any time, retroactively or otherwise.

          Section 9.2.  Limitations on Power of Amendment. No amendment,
          -----------   ---------------------------------
alteration, modification or suspension shall

          (a) increase the duties or responsibilities of the Trustee without the Trustee's consent in writing;

          (b) vest in the Company any right, title or interest in or to any property or funds held hereunder;

          (c) divert any part of the Trust for purposes other than the exclusive benefit of the Participants or their beneficiaries;

          (d) amend the provisions of Section 10.6 after a Change in Control, as defined therein;

          (e) reduce the accrued benefit of any Participant or decrease a Participant's vested interest;

          (f) eliminate or reduce an early retirement benefit, if any, or eliminate an optional form of benefit with respect to benefits attributable to service before the effective date of such amendment, alteration, modification or suspension;

          (g) amend the provisions of Section 10.1 within three years from the Spin-off Date; or

          (h) reduce the rate at which Participants accrue a monthly pension for service during the three-year period following the Spin-off Date to a rate less than the applicable rate in effect on the Spin-off Date.

          Section 9.3.  Form of Amendment. Any such amendment, alteration,
          -----------   -----------------
modification or suspension shall be set forth in a written instrument adopted by the Board of Directors of the Company or the Executive Committee thereof.

                                  ARTICLE 10

                         TERMINATION OF PLAN AND TRUST
                         -----------------------------

          Section 10.1.  Right to Terminate Fully Reserved. Subject to the
          ------------   ---------------------------------
provisions of Section 10.6 and the last sentence of this Section 10.1, the Company reserves the right to revoke or terminate this Plan and the Trust created pursuant thereto, with respect to its employees in whole or in part, at any time, or to reduce, suspend or discontinue its contribution hereunder. Such revocation or termination shall become effective in accordance with the provisions and regulations of Title IV of ERISA. Notwithstanding the first sentence of this Section 10.1, the Company has no right during the three-year period following the Spin-off Date to (a) revoke or terminate this Plan and the Trust created pursuant thereto, in whole or in part; (b) divert the use of any assets of this Plan held in the Trust in a manner not provided for by the Plan in effect on the Spin-off Date (except to the extent permitted in accordance with Code Sections 401(h) and 420 for purposes of providing for the payment of benefits for sickness, accident, hospitalization, and medical expenses of retired employees, their spouses and their dependents); or (c) merge or consolidate the Plan with, or transfer assets and liabilities to, any other Plan.

          Section 10.2.
          ------------

          (a) Continuation of Plan by Successor. The Plan and the Trust
              ---------------------------------
hereunder may be continued by any other organization succeeding to the business of the Company if some or all of the Participants are employed by such successor organization and if such entity agrees to assume the liabilities of this Plan as to such Participants.

          (b) Merger, Consolidation or Transfer of Assets. The Plan shall not be
              -------------------------------------------
merged, consolidated with, or transfer its assets or liabilities to, any other plan unless each Participant in the Plan would receive (if the Plan then terminated) a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan then terminated).

          (c)  Merger After Change in Control. Any merger, consolidation or
               ------------------------------
transfer occurring after a Change in Control of the Company shall be subject to the provisions of Section 10.6.

          Section 10.3.  Distribution of Assets on Termination of Plan.
          ------------   ---------------------------------------------

          (a) Upon termination or partial termination of the Plan, the rights of all affected employees to benefits accrued to the date of termination or partial termination to the extent then funded, shall be nonforfeitable. The assets held in trust under the Plan and separate Agreement of Trust shall be allocated in accordance with Section 4044 of ERISA to the extent of the sufficiency of such assets.

          (b) Subject to the provisions of Section 10.6, any assets remaining after the satisfaction of all liabilities to employees and their beneficiaries due to erroneous actuarial assumptions shall be distributed to the Company.

          (c) The allocations referred to in Section 4044 of ERISA may be implemented through the continuance of the existing Trust, through a new trust instrument for that purpose, through the purchase of an insurance company annuity contract or contracts or by a combination of the above.

          Section 10.4.  Provisions to Prevent Discrimination.
          ------------   ------------------------------------

          (a)  Restriction of Benefits. Notwithstanding any other provision of
               -----------------------
this Plan, in the event of plan termination, the benefit of any highly compensated employee (and any highly compensated former employee) shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4) and the regulations issued thereunder.

          (b) Restrictions on Distributions. Annual benefit payments to any
              -----------------------------
"restricted employee," as defined below, are restricted to an amount equal to the payment that would be made on behalf of the employee under a single life annuity that is the actuarial equivalent of the sum of the employee's accrued benefit under the Plan and the employee's other benefits under the Plan. The restrictions in this subsection do not apply, however, if:

              (1) After payment to a restricted employee of his "restricted benefits", as defined below, the value of plan assets equals or exceeds 110% of the value of current liabilities of the Plan, as defined in Code Section 412(1)(7),

              (2) The value of restricted benefits to be paid to a restricted employee is less than 1% of such current liabilities of the Plan before distribution, or

              (3) The value of the benefits payable to the restricted employee does not exceed five thousand dollars ($5,000).

          (c)  Restricted Employee. For purposes of this Section, the term
               -------------------
"restricted employee" shall include all highly compensated employees and highly compensated former employees, as defined in Code Section 414(q). Notwithstanding the foregoing, the total number of employees whose benefits are subject to restriction under this Section in any Plan Year shall be limited to a group not to exceed 25 such employees or former employees. The employees included in such limited group shall consist of the 25 highly compensated employees and highly compensated former employees having the greatest compensation, as determined for purposes of the Plan under Section 3.10(a)(2) in the current or any prior year.

          (d)  Restricted Benefit. For purposes of this Section, the term
               ------------------
"restricted benefits" shall include a Participant's accrued monthly pension benefit, any loans in excess of the amounts set forth in Code Section 72(p)(2)(A), any periodic income or withdrawal values payable to a living employee and not otherwise included in the Participant's accrued monthly pension benefit, and any death benefits not provided for by insurance on the Participant's life.

          (e)  Effective Date. The terms of this Section shall be in effect as
               --------------
of the effective date of Section 1.401(a)(4)-5 of the Treasury Regulations. For periods prior to such effective date, the terms of the Plan adopted to comply with Section 1.401-4 of the Treasury Regulations as included in the Plan immediately prior to January 1, 1989 shall remain in effect.

          Section 10.5.  No Further Liability. Subject to the provisions of
          ------------   --------------------
Section 10.6, upon the termination of the Plan, the payment to a Participant of the amount to which he is entitled under Section 10.3 shall be full satisfaction of any liability to him under any other provisions of this Plan.

          Section 10.6.  Change in Control.
          ------------   -----------------

          (a)  Five-Year Period. The following provisions of this subsection
               ----------------
(a) shall be applicable for the period commencing on the date on which a Change in Control (as defined below) occurs and ending on the earlier of the first date thereafter on which the Plan does not have Excess Assets (as defined below) or the fifth anniversary of such date (the "Change-in-Control 5-Year Period"):

               (1) The rate at which Participants accrue a monthly pension for service during the Change-in-Control 5-Year Period shall not be less than the applicable rate in effect immediately prior to the Change in Control.

               (2) in the event of any merger or consolidation of the Plan with, or transfer of assets and liabilities to, any other plan, during the Change-in-Control 5-Year Period, the accrued monthly pension of each Participant and the amount payable to or on account of any retired or deceased Participant shall be increased to the extent that, immediately prior to the date of such merger, consolidation or transfer, there are no Excess Assets. Subject to the provisions of Section 3.10, such increases shall be made by allocating the Excess Assets to the Participant's accrued benefits on a basis that would not be deemed discriminatory were the Plan not merged or consolidated, or its assets transferred.

               (3) In the event that the Plan is terminated during the Change-in-Control 5-Year Period, no Plan assets shall directly or indirectly revert to the Company. To the extent that Excess Assets remain after satisfaction of all liabilities to or on account of Plan Participants, the accrued benefit of each Participant and the amount payable to or on account of any retired or deceased Participant shall be increased. Subject to the provisions of Section 3.10, such increases shall be made by allocating the Excess Assets to the Participants' accrued benefits on a basis that would not be deemed discriminatory were the Plan not terminated.

          (b)  Two Year Period. The provisions of this subsection (b) shall be
               ---------------
applicable for the period commencing on the date on which a Change in Control (as defined below) occurs and ending on the second anniversary of such date (the "Change in Control 2-Year Period"). Any Participant whose employment with the Company during the Change in Control 2-Year Period is either involuntarily terminated (other than a discharge for gross misconduct) or is terminated in lieu of the Participant accepting continued employment with the Company which involves a significant change in the Participant's terms and conditions of employment (as defined below) shall:

               (1) be deemed to have 5 years of Service for purposes of Article
     5;

               (2) receive an increase in accrued benefit, in addition to any other amounts otherwise accrued pursuant to the Plan but subject to the provisions of Section 3.10, equal to .0025 multiplied by the Participant's compensation for the last calendar year (as used to determine the Participant's amount of monthly pension benefit under Article 3), multiplied by the Participant's years of service, unreduced, pursuant to Section 3.4, because of a benefit commencement prior to the Participant's 65th birthday;

               (3) if the Participant at the time of termination has 10 or more years of service and is at least age 50 but less than age 55, receive an increase in accrued benefit, in addition to any other amounts otherwise accrued pursuant to the Plan (including the increase under subsection (b)(2)) but subject to the provisions of Section 3.10, equal to $240 per year multiplied by the Participant's years of service. An increase in accrued benefit pursuant to this subparagraph shall be unreduced pursuant to Section 3.4, because of a benefit commencement prior to the Participant's 65th birthday, and shall not apply to retirement income payable to a Participant or a Participant's beneficiary after the Participant's 65th birthday; and

               (4) if the Participant at the time of termination has 10 or more years of service and is age 55 or over, receive an increase in accrued benefit, in addition to any other amounts otherwise accrued pursuant to the Plan (including the increase under subsection (b)(2)) but subject to the provisions of Section 3.10, equal to $360 per year multiplied by the Participant's years of service. An increase in accrued benefit pursuant to this subparagraph shall be unreduced pursuant to Section 3.4, because of a benefit commencement prior to the Participant's 65th birthday, and shall not apply to retirement income payable to a Participant or a Participant's beneficiary after the Participant's 65th birthday.

          (c)  Definitions.
               -----------

               (1)  Change in Control. A "change in control" shall be deemed to
                    -----------------
have occurred if:

                    (A) any "Person", which shall mean a "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13D-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities;

                (B) during any period of 24 consecutive months, individuals, who at the beginning of such period constitute the Company's Board of Directors ("Board"), and any new director whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors (other than in connection with a contested election) before the beginning of the period cease for any reason to constitute at least a majority thereof;

                (C) the stockholders of the Company approve (i) a plan of complete liquidation of the Company or (ii) the sale or disposition by the Company of all or substantially all of the Company's assets unless the acquirer of the assets or its directors shall meet the Conditions for a merger or consolidation in subparagraphs (D)(i) or (D)(ii); or

                (D) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than:

                    (i) such a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the Company's or such surviving entity's outstanding voting securities immediately after such merger or consolidation; or

                    (ii) such a merger or consolidation which would result in the directors of the Company who were directors immediately prior thereto continuing to constitute at least 50% of the directors of the surviving entity immediately after such merger or consolidation.

          In this subparagraph (D), "surviving entity" shall mean only an entity in which all of the Company's stockholders immediately before such merger or consolidation become stockholders by the terms of such merger or consolidation, and the phrase "directors of the Company who were directors immediately prior thereto" shall include only individuals who were directors of the Company at the beginning of the 24 consecutive month period preceding the date of such merger or consolidation, or who were new directors (other than any director designated by a Person who has entered into an agreement with the Company to effect a transaction described in subparagraph (A), (C)(ii), (D)(i) or (D)(ii) of this paragraph) whose election by the Board, or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors before the beginning of such period.

               (2)  Excess Assets. The term "Excess Assets" means Plan assets
                    -------------
to the extent that the fair market value of such assets exceeds the lesser of
(i) the present value of all liabilities of the Plan determined on a termination basis, using the assumptions used by the Pension Benefit Guaranty Corporation, or (ii) the present value of all liabilities of the Plan determined on the basis of the assumptions in effect on that date for purposes of determining actuarial equivalencies under the Plan.

               (3)  Conditions of Employment. A "significant change in a
                    ------------------------
Participant's terms and conditions of employment" shall be deemed to have occurred when during a Change in Control 2-Year Period:

                    (i) there is any reduction of the total of the Participant's salary and incentive bonus, based upon the amounts equal to the Participant's salary immediately prior to the Change in Control 2-Year Period, and the most recent incentive bonus paid, or fully accrued and payable, to the Participant immediately prior to the Change in Control 2-Year Period;

                    (ii) the location of continued employment is beyond a 30-mile radius of the Participant's location of employment immediately prior to the Change in Control 2-Year Period; or

                    (iii) the Participant is to be paid on an hourly basis.

          (d) Notwithstanding any other provisions of the Plan, the provisions of this Section 10.6 may not be amended during a Change-in-Control 5-Year Period in a manner which would reduce payments, benefits or benefit accruals for any Participant.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          Section 11.1.  New York and Applicable Federal Law Govern. This Plan
          ------------   ------------------------------------------
shall be construed according to the law of the State of New York and applicable federal law and all provisions hereof shall be administered according to the law of such state and applicable federal law.

          Section 11.2.  Headings for Convenience Only. The headings and
          ------------   -----------------------------
subheadings of the Plan are inserted for convenience and reference only, and are not to be used in construing this Plan or any provision thereof.

          Section 11.3.  Rights of All Parties Determined by the Terms of the
          ------------   ----------------------------------------------------
     Plan. The Plan and Trust thereunder are purely voluntary on the part of
     ----
the Company. The Trust shall be the sole source of benefits and in no event shall the Company be liable or responsible therefor. This Plan shall be binding upon the parties hereto and all Participants under the Plan, and upon their respective heirs, executors, administrators, successors and assigns, and upon all persons having or claiming to have any interest of any kind or nature in or under this Plan or the Trust thereunder.

          Section 11.4.
          ------------

          (a)  Spendthrift Clause. Except to the extent permitted by law, none
               ------------------
of the benefits, payments or proceeds arising out of or by virtue of this Plan shall be subject to any claim of or any legal process by any creditor of any Participant, Retirement Participant or beneficiary thereof, and no Participant, Retirement Participant or beneficiary thereof shall have any right to anticipate, alienate, encumber or assign any right or benefit arising out of or by virtue of this Plan.

          (b) Qualified Domestic Relations Orders. Notwithstanding anything in
              -----------------------------------
subsection (a), upon receipt of a domestic relations order made pursuant to a State domestic relations law, the Plan Administrator shall:

                (1) promptly notify the Participant and any other alternate payee, as defined by Section 414(p)(8) of the Code, of the receipt of such order and the Plan's procedures for determining the qualified status of the domestic relations order;

                (2) determine within a reasonable period after receipt of such order, whether the domestic relations order is a qualified domestic relations order, as defined in Section 414(p) of the Code, and notify the Participant and any other alternate payee of such determination; and

                (3) hold in a separate account under the Plan the amounts which would have been payable to the alternate payee during such period of determination, as specified in paragraph (2), if the order had been determined to be a qualified domestic relations order.

          If the Plan Administrator determines that the order is a qualified domestic relations order, then it shall direct the Trustee to comply with the terms of the order and shall release the amount held in the separate account to the alternative payee.

          Section 11.5.  Notice to Employees. Notice of the existence and the
          ------------   -------------------
provisions of this Plan and amendments thereto shall be communicated to all persons who are or who become employees of the Company who become eligible to participate in the Plan.

          Section 11.6.  No Employment Rights Created. The creation and
          ------------   ----------------------------
maintenance of this Plan shall not confer any right to continued employment on any employee, and all employees shall remain subject to discharge to the same extent as if it had never been established.

          Section 11.7.  Diversion from Employees Prohibited. Neither the
          ------------   -----------------------------------
corpus nor the income of the Trust, nor any part thereof, shall be diverted for any purpose other than for the benefit of the Participants hereunder or their beneficiaries, except:

          (a) In the case of a contribution made by the Company by a mistake of fact, such contribution may be returned to the Company within one year after its payment in accordance with Section 403(c)(2)(A) of ERISA; and

          (b) All contributions made by the Company are conditioned on the deductibility of such amount under Section 404 of the Code, and shall be returned to the Company to the extent of any disallowance of such a deduction within one year after the disallowance.

          Section 11.8.  Right to Judicial Accounting. Nothing contained in
          ------------   ----------------------------
this Plan shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts. Upon any proceeding by the Trustee for a judicial settlement of its accounts or for instructions, the only necessary party thereto in addition to the Trustee shall be the Company. None of the Participants or other beneficiaries of the Plan shall have any right to compel an accounting, judicial or otherwise, by the Trustee, and all of them shall be bound with respect to all accounts submitted by the Trustee to the Company as provided by this Plan and Agreement of Trust.

          Section 11.9.  Masculine Gender to Include Feminine and Singular to
          ------------   ----------------------------------------------------
Include Plural. Whenever any words are used herein in the masculine gender
--------------
they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and whenever any words are used herein in the singular form they shall be construed as though they were used in the plural form in all cases where they would so apply.

          Section 11.10.  Forfeiture on Account of Inability to Locate
          -------------   --------------------------------------------
Participant or Beneficiary. Notwithstanding any other provision of this Plan,
--------------------------
if a benefit becomes payable to a Participant or his beneficiary and if the Company, after all reasonable efforts, is unable to locate such Participant or beneficiary within one year of the date such benefit became payable, the benefit payable to the Participant or beneficiary shall be forfeited. If, after such forfeiture occurs, the Participant or his beneficiary makes a claim for such benefit, such benefit shall then be reinstated and paid in accordance with such claim.

          Section 11.11.  Assignment. On or prior to the Spin-off Date, The
          -------------   ----------
Quaker Oats Company ("Quaker") and Fisher-Price, Inc. anticipate they will enter into a Distribution Agreement which, by its terms, is expected to provide for Quaker's assignment of all rights and responsibilities under this Plan to Fisher-Price, Inc. Pursuant to the Distribution Agreement, and in accordance with this Plan, Fisher-Price, Inc. will assume all obligations, perform all undertakings, and abide by the covenants imposed by this Plan from and after the Spin-off Date.

                                   ARTICLE 12

                              TOP-HEAVY PROVISIONS
                              --------------------

          Section 12.1.  Application of Top-Heavy Rules. If this Plan is a Top-
          ------------   ------------------------------
Heavy Plan, as described below, with respect to a Plan Year, the provisions of
Section 12.3 shall become applicable for such Plan Year, notwithstanding any other provision of the Plan to the contrary.

          Section 12.2.  Definition of Top-Heavy Plan.
          ------------   ----------------------------

          (a) This Plan shall be considered a "Top-Heavy" Plan for a Plan Year (beginning with the 1984 Plan Year) if on the last day of the preceding Plan Year ("Determination Date") the "Cumulative Accrued Benefits", as hereafter defined, of "Key Employees", as hereafter defined, exceed 60% of the Cumulative Accrued Benefits, of all Participants under the Plan or under all plans included in an Aggregation Group, as hereafter defined, if the Plan is included in an Aggregation Group.

          (b) For purposes of subsection (a), the terms listed below shall have the meaning indicated:

              (1) The term "Key Employee" means any employee (including a beneficiary of such employee) who is a Key Employee as defined in Section 416(i) of the Code and the regulations thereunder.

              (2) The term "Cumulative Accrued Benefit" with respect to any Participant means the present value of the Participant's Accrued Benefit under the Plan, determined based on the actuarial assumptions promulgated by the Pension Benefit Guaranty Corporation for the purpose of determining the sufficiency of a plan's assets if it were terminated on the Valuation Date. For purposes of this Section, the term "Cumulative Accrued Benefit" shall not include the value of the accounts nor the present value of the cumulative accrued benefits of any Participant who has not performed services for the Company at any time during the five-year period ending on the Determination Date, plus the sum of the value of the defined contribution accounts for such Participant under all defined contribution plans included in an Aggregation Group. An Aggregation Group shall include (i) each plan of the Company in which a Key Employee is a Participant, and (ii) each other plan of the Company which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) and 410 of the Code. Any other plan of the Company may be included in an Aggregation Group if such Aggregation Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with respect to such plan being taken into account. In computing such present value, any distribution made with respect to a Participant from the Plan during the five-year period ending on the Determination Date and any distribution under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group shall be added to the amount determined under the preceding sentence, except to the extent that any such distributions made after the Valuation Date and before the Determination Date are included in the Cumulative Accrued Benefit. For purposes of this Section, if an Aggregation Group includes two or more defined benefit plans, the same actuarial assumptions as prescribed in this Section shall be used with respect to all such plans.

              (3) The term "Accrued Benefit" means the accrued monthly pension benefit to which a Participant would be entitled under Article 3, at normal retirement date if he terminated his employment on the Valuation Date immediately preceding the Determination Date with respect to which such Accrued Benefit is to be calculated.

              (4) Valuation Date. The term "Valuation Date" means, with respect to each Plan Year, January 1.

          Section 12.3.  Top Heavy Rules. If the Plan is top-heavy for a Plan
          ------------   ---------------
Year, the following rules shall apply during such Plan Year notwithstanding any provision of the Plan to the contrary:

          (a)  Nonforfeitable Benefit. If a Participant terminates his
               ----------------------
employment prior to his death or retirement during a Plan Year in which the Plan is a Top-Heavy Plan, he shall have a nonforfeitable right to his accrued monthly pension benefit under Article 3 in accordance with the following schedule:

     Years of Services         Nonforfeitable Percentage
     -----------------         -------------------------

     2 but less than 3                    20%
     3 but less than 4                    40%
     4 or more                           100%

          If the Plan ceases to be a Top-Heavy Plan, the nonforfeitable percentage of each Participant who completed at least three years of service as of the end of the last Plan Year in which the Plan was a Top-Heavy Plan shall continue to be determined under this subsection. With respect to other Participants, only the Participant's accrued monthly pension benefit at the end of the last Plan Year in which the Plan was a Top-Heavy Plan shall be subject to this subsection.

          (b) Minimum Accrued Monthly Pension Benefit. The minimum accrued
              ---------------------------------------
monthly pension benefit of a Participant shall be equal to:

              (1) 2% of his or her average monthly compensation during his five highest paid consecutive calendar years of service with the Company or an affiliated corporation, multiplied by

              (2) each of the first ten years of service in which the Plan is a Top-Heavy Plan.

          Notwithstanding the preceding, "3%" shall be substituted for "2%" above for any Plan Year during which any Participant in the Plan receives any allocation of employer contributions, forfeitures or voluntary nondeductible contributions in a defined contribution plan maintained by the Company or an affiliated corporation.

          For purposes of this Section, "compensation" has the same meaning as defined in Code Section 415(c)(3) and Section 1.415-2(d) of the Treasury Regulations, but including amounts contributed by the Company pursuant to a salary reduction agreement which are excludible from the Participant's gross income under Code Section 125, 402(a)(8), 402(h) or 403(b).

          (c) Adjustments for Super Top-Heavy Plans. If the Plan is a "super
              -------------------------------------
top-heavy plan" for a Plan Year, "1.0" shall be substituted for "1.25" in calculating plan fractions in accordance with Section 415(e) of the Code. A plan is a super top-heavy plan if, as of the determination date, the plan would meet the definition in this Section for a Top-Heavy Plan if 90% were substituted for 60% in such definition.

          IN WITNESS WHEREOF, Fisher-Price, Inc. has executed this Plan by its duly authorized officer on the date indicated.

FISHER-PRICE, INC.                                      Attest:


By: /s/ Alan Kaye              Date:  10/13/00
   ------------------------          ---------------    -----------------------

                                   SCHEDULE A
                                   ----------

     Section 3.3.
     ------------

     (a)  Accrued Monthly Pension Benefit.  A Participant's accrued monthly
          -------------------------------
pension benefit on retirement or other termination of employment shall be an amount equal to the sum of:

          (1) one and one-half percent (1.5%) of his final average monthly compensation as computed under subsection (b) below as of December 31, 1986, less one and one-half percent (1.5%) of his primary Social Security amount as defined in subsection (d) below multiplied by the Participant's Benefit Accrual Years, determined under Section 3.8(a) of this Schedule A as of December 31, 1986; and

          (2) three-fourths percent (0.75%) of his final average monthly compensation as computed under subsection (b) below as of December 31, 1986 less three-fourths percent (0.75%) of his primary Social Security amount as defined in subsection (d) below, multiplied by the Participant's Past Credited Service, as defined in Section 3.8(b) of this Schedule A.

     (b)  Final Average Monthly Compensation.  The term "final average monthly
          ----------------------------------
compensation" for a Participant means the amount determined by adding the monthly compensation paid to him over the 60 consecutive calendar months in which he has received his highest monthly compensation during the 120 calendar months ending on December 31, 1986 and by dividing the total so determined by 60, or in the case of a Participant who has received such compensation over fewer than 60 months, by dividing his total compensation by the months over which he has received such compensation.

          For a Participant who receives compensation over at least 60 months, monthly compensation shall be determined for the Plan Year in which the Participant retires or otherwise terminates employment by his actual compensation for each such calendar month, and for the months of each preceding Plan Year by dividing the Participant's annual compensation for such year by twelve.

          If for any of the months used to determine a Participant's final average monthly compensation such Participant was employed on a regular part-time schedule, the compensation rate of such Participant for that period shall be multiplied by a full-time schedule.

     (c) Compensation.  The term "compensation" of a Participant for any period
         ------------
means the total amount of wages as defined in Section 3121 of the Code, without regard to the dollar limitation of Section 3121(a) of the Code, which are paid to such Participant by the Division during such period.

          Notwithstanding the preceding sentence, compensation shall not include amounts representing cash or merchandise prizes awarded for suggestions or ideas, commissions, special allowances, expense reimbursements, severance pay, pay for inactive status pending retirement, any profits under stock option plans, any payments out of the short term or long term disability plans or sickness and accident plans, any compensation the receipt of which is deferred pursuant to a plan or contract, or any amounts representing benefits under the Profit Sharing Plan.

     (d)  Primary Social Security Amount.  The term "primary Social Security
          ------------------------------
amount" shall mean the amount payable under the Old Age, Survivor's, and Disability Income Act to a Participant at age 65 without regard to any benefit payable to his spouse on account of his employment. Such benefit shall be calculated under the provisions of the law as in effect in 1986, assuming that the Participant had no earnings taken into account for purposes of such calculation after December 31, 1986, and further assuming that earnings between 1982 and 1986 shall be actual earnings taken into account under the Plan and that earnings for years prior to 1982 shall be estimated on the basis of increases in the average national wage as determined by the Social Security Administration, using as a starting point for such calculation the average of the Participant's earnings between 1982 and 1986; provided, however, that if a Participant had no earnings in any year during such period, such year shall not be included in the calculation of the average.

          In lieu of the Social Security amount calculated hereunder, a Participant shall have the right to furnish the Plan Administrator with adequate evidence of his earnings history for Social Security purposes and the Plan Administrator shall calculate an actual Social Security benefit based on the law as in effect in 1986 and assuming no earnings after 1986. Such evidence must be presented to the Plan Administrator within a reasonable time following the later of the date of separation of service or the date the Participant is notified of the benefit to which he is entitled.

     Section 3.8.
     ------------

     (a)  Benefit Accrual Years.  A Participant shall be credited with Benefit
          ---------------------
Accrual Years and fractions thereof for service on and after January 1, 1976 (computed to the nearest one-tenth (1/10th)) as follows:

          (1) One Benefit Accrual Year for each Plan Year in which he completes at least 1,600 hours of service, as defined in Section 5.2(c);

          (2) A fraction of a Benefit Accrual Year for each Plan Year in which he completes less than 1,600 hours of service, the numerator of which is his total hours of service, as defined in Section 5.2(c), completed in such year and the denominator of which is 1,600.

     (b)  Past Credited Service.  For purposes of this Article, a Participant
          ---------------------
hired as a regular employee prior to January 1, 1976 and who was a regular employee on such date shall be credited with Past Credited Service in terms of years and fractions thereof (computed to the nearest one-tenth (1/10th)) for the period beginning with his most recent date of hire and ending on December 31, 1975.

     (c)  Disregarding Years of Service.  Notwithstanding subsections (a) and
          -----------------------------
(b), Benefit Accrual Years, Past Service Credit and fractions thereof earned during years of service disregarded under Section 5.2(b), shall be disregarded under this Section.

          Section 5.1.  Nonforfeitable Interest in Accrued Monthly Pension
          ------------  --------------------------------------------------
Benefit.  A Participant shall have a nonforfeitable right to an accrued monthly
-------
pension benefit equal to the amount of such benefit multiplied by the percentage below opposite his years of service according to the vesting table below:

                                         Nonforfeitable
          Years of Service                 Percentage

          less than 4                           0%
          4 but less than 5                    40%
          5 but less than 6                    50%
          6 but less than 7                    60%
          7 but less than 8                    70%
          8 but less than 9                    80%
          9 but less than 10                   90%
          10 or more                          100%

Notwithstanding the preceding, a Participant shall be entitled to 100% of his accrued monthly pension benefit upon attainment of age 65.

                                  SCHEDULE B
                                  ----------

Profit Sharing Annuity Increase
-------------------------------

          The accrued benefit referred to in Section 3.3(a)(2) shall be separately calculated for Participants as follows:

          (1) An amount will be calculated only for a Participant who received an allocation under the Profit Sharing Plan for any of the years from 1976 through 1983 and who is (1) actively employed by the Division or the Company on December 11, 1987 or (2) a Participant who terminated his employment during 1987 after (i) both the attainment of age 55 and the completion of five years of service, (ii) completion of 25 years of service, (iii) death, or (iv) disability retirement under Section 3.5.

          (2) For each year from 1976 through 1983 for which a Participant identified in (1) above received an allocation in the Profit Sharing Plan, there shall be calculated an amount equal to the additional amount that would have been allocated to such Participant if Division Profits under the Profit Sharing Plan had been calculated with no reduction for contributions to this Plan.

          (3) There shall then be calculated a hypothetical accumulated account balance for each Participant hereunder based on the assumption that each Participant has a hypothetical account to which there is credited the amounts calculated in (2) above as of the January 1 immediately following the Plan Year with respect to which the contribution was made plus interest on such amount compounded annually at a rate equivalent to the blended rate of return for the Guaranteed Interest Rate Fund within the Profit Sharing Plan for each year through December 31, 1986.

          (4) The hypothetical account balance calculated under (3) above shall be converted as of December 31, 1986 to an additional accrued monthly pension benefit hereunder which is actuarially equivalent to the lump sum amount in the hypothetical account on December 31, 1986 based on the 1984 Unisex Pension Mortality Table (set back two years) and an interest assumption of 7%.

                                   SCHEDULE C
                                   ----------

                   Actuarial equivalents for benefit options:

Qualified Joint and 50% Survivor Annuity.  The reduced pension payable to the
----------------------------------------
Participant shall be 92% of the accrued monthly pension benefit plus 0.4% for each year to the nearest year that the contingent annuitant is older than the Participant or minus 0.4% for each year to the nearest year that the contingent annuitant is younger than the Participant.

Ten Year Certain Option.  The reduced pension payable to the Participant shall
-----------------------
be 93% of the accrued monthly pension benefit plus 0.5% for each year to the nearest year that the Participant is younger than age 65 (not to exceed 100%) or minus 1.0% for each year to the nearest year that the Participant is older than age 65.

                                  SCHEDULE D
                                  ----------

Reduction Factors for Disability Benefits
-----------------------------------------

     Reduction Factors for disability benefit under Section 3.5(b) for benefits starting prior to age 55:

Benefit                Benefit
Starting    Reduction  Starting  Reduction
Age          Factor      Age      Factor
  54          .340        29       .028
  53          .280        28       .025
  52          .238        27       .023
  51          .215        26       .021
  50          .195        25       .019

  49          .176        24       .018
  48          .160        23       .016
  47          .145        22       .015
  46          .132        21       .014
  45          .120        20       .013


  44          .109
  43          .099
  42          .090
  41          .082
  40          .075

  39          .068
  38          .062
  37          .057
  36          .052
  35          .047

  34          .043
  33          .040
  32          .036
  31          .033
  30          .030

                                   SCHEDULE E
                                   ----------

1990 Retirement Incentive
-------------------------

      An additional accrued benefit shall be separately calculated and payable for certain eligible Participants as follows:

      (1) An additional accrued benefit shall be payable only for a Participant who meets the following requirements:

          (a) As of May 1, 1990, the Participant is a salaried employee of the Division and is located at the Division's headquarters in East Aurora, New York;

          (b) As July 31, 1990, the Participant will have attained at least age 55, and completed at least five years of service, as defined in Section 5.2 (the age and service requirements for early retirement under Section 3.4);

          (c) The Participant is not a highly compensated employee, within the meaning of Code Section 414(q), during the Plan Year ending December 31, 1990 (without consideration of the preceding Plan Year) for purposes of making determination as otherwise provided for in Code Section 414(q); and

          (d)  The Participant either:

               (i)  Terminates employment on or before June 28, 1990; or

               (ii) (A)  Submits to the Company on or before June 28,
          1990, a written election in accordance with procedures established by the Company that he will terminate employment on or before July 31, 1990; and

                    (B)  Terminates employment on or before July 31, 1990.

      (2) For each Participant identified in (1) above, his accrued monthly pension benefit for all Plan purposes except as otherwise herein provided, shall include the amount equal to the sum of (a) and (b), adjusted in accordance with
(c), and reduced by (d) as follows:

          (a) The Participant's accrued monthly benefit determined in accordance with Section 3.3 as of July 31, 1990 and without regard to the provisions of this Schedule E.

          (b) One-third (four times one-twelfth) of:

              (i) 1.1% multiplied by his compensation up to covered compensation, as defined in Section 1.4, for the Plan Year ended in December 31, 1989, plus

             (ii) 1.8% multiplied by his compensation in excess of covered compensation, as defined in Section 1.04, for the Plan year ended December 31, 1989.

          (c) The sum of (a) and (b) above shall be reduced by one-half percent (.5%) per month for each month by which August 1, 1994 precedes the first day of the month coincident with or following such Participant's sixty-fifth (65th) birthday.

          (d) The amount determined pursuant to (a) above reduced by one-half percent (.5%) per month by which August 1, 1990 precedes the first day of the month coincident with or following such Participant's sixty-fifth (65th) birthday.

       (3) The amount determined pursuant to (2) above shall be payable commencing effective as of August 1, 1990, without further adjustment under
Section 3.4(b).

       (4) The amount determined pursuant to (2) above shall be considered a change in the benefit structure of the Plan for purposes applying the provisions of Section IV of Model Amendment I of the Plan, as adopted in accordance with Internal Revenue Service Notice 87-2.

       (5) In addition to the normal form of benefits provided under Section
4.1 and 4.2 (immediate joint and survivor annuity for married Participants and immediate straight life annuity for unmarried participants), the Participant may also elect to receive the amount determined pursuant to (2) above as an immediate lump sum payment, and for married participants as an immediate life annuity described in Section 4.2(a), subject to the election, notice, and waiver requirements provided for in Section 4.1 and 4.2 with respect to electing an optional form of benefit. No other optional forms of benefits provided under the Plan shall apply to such amount. For purposes of the foregoing, the lump sum value shall be determined using the 1971 Group Annuity Mortality Tables (compiled on a unisex basis weighted 60% male and 40% female) and the interest rate shall be such rate as of the date of the distribution used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution of plan termination.

                                   SCHEDULE F
                                   ----------

                           1998 RETIREMENT INCENTIVE

          An additional accrued benefit under the East Aurora Retirement Incentive Program or the Murray Retirement Incentive Program shall be separately calculated and payable for certain eligible Participants as follows:

East Aurora Retirement Incentive Program
----------------------------------------

          (1) An additional accrued benefit shall be payable only for a Participant who meets the following requirements:

              (a) As of February 16, 1998, the Participant is an employee of Fisher-Price, Inc. or Mattel Operations-East Aurora;

              (b) As of April 30, 1998, the Participant will have attained at least age 55, and completed at least five years of service, as defined in
Section 5.2 (the age and service requirements for early retirement under Section 3.4);

              (c) The Participant is not a highly compensated employee, within the meaning of Code Section 414(q), for the Plan Year ending December 31, 1998; and

              (d)  The Participant either:

                   (i) Terminates employment on or before April 30, 1998; or

                   (ii) Submits to the Company on or before April 30, 1998, a written election in accordance with procedures established by the Company that he or she will terminate employment on or before April 30, 1998.

          (2) For each Participant identified in (1) above, his or her accrued monthly pension benefit for all Plan purposes except as otherwise herein provided, shall include the amount equal to the sum of (a) and (b), adjusted in accordance with (c), and reduced by (d) as follows:

              (a) The Participant's accrued monthly benefit determined in accordance with Section 3.3 as of April 30, 1998, without regard to the provisions of this Schedule F.

              (b) One-Fourth (three times one-twelfth) of:

                  (i) 1.4% multiplied by his compensation up to covered compensation, as defined in Section 1.4, for the Plan Year ended December 31, 1997, plus

                  (ii) 1.8% multiplied by his compensation in excess of covered compensation, as defined in Section 1.04, for the Plan year ended December 31, 1997.

              (c) The sum of (a) and (b) above shall be reduced by one-half percent (.5%) per month for each month by which May 1, 2001 precedes the first day of the month coincident with or following such Participant's sixty-fifth
(65th) birthday.

              (d) The amount determined pursuant to (a) above reduced by one-half percent (.5%) per month by which May 1, 1998 precedes the first day of the month coincident with or following such Participant's sixty-fifth (65th) birthday.

         (3) The amount determined pursuant to (2) above shall be payable commencing effective as of May 1, 1998, without further adjustment under Section 3.4(b).

         (4) In addition to the normal form of benefits provided under Section
4.1 and 4.2 (immediate joint and survivor annuity for married Participants and immediate straight life annuity for unmarried participants), the Participant may also elect to receive the amount determined pursuant to (2) above as an immediate lump sum payment, and for married participants as an immediate life annuity described in Section 4.2(a), subject to the election, notice, and waiver requirements provided for in Section 4.1 and 4.2 with respect to electing an optional form of benefit. No other optional forms of benefits provided under the Plan shall apply to such amount. For purposes of the foregoing, the lump sum value shall be determined using the 1971 Group Annuity Mortality Tables (compiled on a unisex basis weighted 60% male and 40% female) and the interest rate shall be such rate as of January 1, 1998 used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

Murray Retirement Incentive Program
-----------------------------------

         (1) An additional accrued benefit shall be payable only for a Participant who meets the following requirements:

            (a) As of May 1, 1998, the Participant is an employee of Mattel Operations - Murray;

            (b) As of October 31, 1998, the Participant will have attained at least age 55, and completed at least five years of service, as defined in
Section 5.2 (the age and service requirements for early retirement under Section 3.4);

            (c) The Participant is not a highly compensated employee, within the meaning of Code Section 414(q), for Plan Year ending December 31, 1998; and

            (d)  The Participant either:

                 (i) Terminates, employment on or before October 31, 1998; or

                (ii) Submits to the Company on or before October 9, 1998, a written election in accordance with procedures established by the Company that he or she will terminate employment on or before October 31, 1998.

          (2) For each Participant identified in (1) above, his or her accrued monthly pension benefit for all Plan purposes except as otherwise herein provided, shall include the amount equal to the sum of (a) and (b), adjusted in accordance with (c), and reduced by (d) as follows:

              (a) The Participant's accrued monthly benefit determined in accordance with Section 3.3 as of October 31, 1998 and without regard to the provisions of this Schedule F .

              (b) One-Fourth (three times one-twelfth) of:

                  (i) 1.4% multiplied by his compensation up to covered compensation, as defined in Section 1.4, for the Plan Year ended December 31, 1997, plus

                  (ii) 1.8% multiplied by his compensation in excess of covered compensation, as defined in Section 1.04, for the Plan year ended December 31, 1997.

              (c) The sum of (a) and (b) above shall be reduced by one-half percent (.5%) per month for each month by which November 1, 2001 precedes the first day of the month coincident with or following such Participant's sixty-fifth (65th) birthday.

              (d) The amount determined pursuant to (a) above reduced by one-half percent (.5%) per month by which November 1, 1998 precedes the first day of the month coincident with or following such Participant's sixty-fifth (65th) birthday.

          (3) The amount determined pursuant to (2) above shall be payable commencing effective as of November 1, 1998, without further adjustment under
Section 3.4(b).

          (4) In addition to the normal form of benefits provided under Section
4.1 and 4.2 (immediate joint and survivor annuity for married Participants and immediate straight life annuity for unmarried participants), the Participant may also elect to receive the amount determined pursuant to (2) above as an immediate lump sum payment, and for married participants as an immediate life annuity described in Section 4.2(a), subject to the election, notice, and waiver requirements provided for in Section 4.1 and 4.2 with respect to electing an optional form of benefit. No other optional forms of benefits provided under the Plan shall apply to such amount. For purposes of the foregoing, the lump sum value shall be determined using the 1971 Group Annuity Mortality Tables (compiled on a unisex basis weighted 60% male and 40% female) and the interest rate shall be such rate as of January 1, 1998 used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

                                   SCHEDULE G
                                   ----------

                           2000 RETIREMENT INCENTIVE

     An additional benefit under the Fisher-Price Voluntary Early Retirement Incentive Program shall be separately calculated and payable for certain eligible Participants as follows:

      (1) The additional benefit shall be payable only for a Participant who meets the following requirements:

          (a) As of September 11, 2000, the Participant is an employee of Fisher-Price, Inc. or Mattel Operations-East Aurora;

          (b) As of December 31, 2000, the Participant will have attained at least age 52, and completed at least five years of Vesting Service, as defined in Section 1.4(bb);

          (c) The Participant is not a highly compensated employee, within the meaning of Code Section 414(q), for the Plan Year ending December 31, 2000; and

          (d) The Participant:

              (i)  Terminates employment on or before December 31, 2000; and

              (ii) Submits to the Company on or before December 6, 2000 a written election and general release in accordance with procedures established by the Company that he or she will terminate employment on or before December 31, 2000 and does not thereafter revoke such election and general release.

      (2) For each Participant identified in (1) above, his or her monthly pension benefit for all Plan purposes, except as otherwise herein provided, shall include an "Enhanced Retirement Benefit" and a "REMBA Benefit." An eligible Participant's Enhanced Retirement Benefit shall be equal to the sum of
(a) and (b) below, adjusted in accordance with (c) below, and offset by (d) below. An eligible Participant's "REMBA Benefit" shall be equal to the amount described in (e) below.

          (a) The Participant's accrued monthly benefit determined in accordance with Section 3.3 as of December 31, 2000, without regard to the provisions of this Schedule G.
             ----------

          (b) One-fourth (three times one-twelfth) of:

              (i) 1.4% multiplied by the Participant's "Adjusted Incentive Compensation" (as defined below) up to 150.1% of Covered
         Compensation, as defined in Section 1.4(h), rounded to the next highest multiple of $100, for the Plan Year ended December 31, 1999, plus

              (ii) 1.8% multiplied by the Participant's Adjusted Incentive Compensation in excess of 150.1% of Covered Compensation, as defined in Section 1.4(h), rounded to the next highest multiple of $100, for the Plan Year ended December 31, 1999.

     For purposes of this paragraph (b), a Participant's "Adjusted Incentive Compensation" means the Participant's compensation as defined in Section 3.3(b) for the Plan Year ended December 31, 1999 multiplied by 103%.

          (c) The sum of (a) and (b) above shall be reduced by one-half percent (.5%) per month for each month by which January 1, 2004 precedes the first day of the month coincident with or following such Participant's sixty-fifth (65th) birthday.

          (d) The amount determined pursuant to (a) above reduced by one-half percent (.5%) per month by which January 1, 2001 precedes the first day of the month coincident with or following such Participant's sixty-fifth
     (65th) birthday; provided, however, (i) in no event shall the amount
                      --------  -------
     determined pursuant to (a) above be reduced by more than 60% and (ii) the offset described in this paragraph (d) shall apply only for the period from and after the date the Participant attains age 55.

          (e) An additional monthly annuity benefit payable as of January 1, 2001 which is actuarially equivalent to 130% of the lump sum amount that would otherwise have been credited to the Participant's REMBA Plan Account if the Participant had remained employed through, and retired as of, December 31, 2003. For purposes of the foregoing, such lump sum amount shall be converted to a monthly annuity benefit based on the 1983 Group Annuity Mortality Table (compiled on a unisex basis weighted 50% male and 50% female) and an interest assumption of 5.72%.

     (3) An eligible Participant's Enhanced Retirement Benefit and REMBA Benefit shall be payable commencing effective as of January 1, 2001, without further adjustment under Section 3.4(b).

     (4) In addition to the normal form of benefits provided under Section 4.1 and 4.2 (immediate joint and survivor annuity for married Participants and immediate straight life annuity for unmarried Participants), the Participant may also elect to receive his or her Enhanced Retirement Benefit and REMBA Benefit as an immediate lump sum payment, and for married Participants as an immediate life annuity described in Section 4.2(a), subject to the election, notice, and waiver requirements provided for in Section 4.1 and 4.2 with respect to electing an optional form of benefit. An eligible Participant shall be entitled to make separate method of payment elections for the Participant's Enhanced Retirement Benefit and REMBA Benefit. No other optional forms of benefits provided under the Plan shall apply to a Participant's Retirement Benefit and REMBA Benefit. For purposes of the foregoing, the lump sum value of an eligible Participant's Enhanced Retirement Benefit and REMBA Benefit shall be determined using the 1983 Group Annuity Mortality Table (compiled on a unisex basis weighted 50% male and 50% female) and an interest assumption of 5.72%, the rate for 30-year U.S. Treasury bonds for August, 2000.